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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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Danielson Holding Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DANIELSON HOLDING CORPORATION

2 North Riverside Drive, Suite 600
Chicago, Illinois 60606
(312) 466-4030

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on October 5, 2004

To our Stockholders:

      Notice is hereby given that the 2004 Annual Meeting of Stockholders (the “Annual Meeting”) of Danielson Holding Corporation (the “Company”) will be held on October 5, 2004 at The Roosevelt Hotel, 45 East Forty Fifth Street, New York, New York 10017 at 11 a.m. local time, for the following purposes:

1. To elect eight directors, each for a term of one year;

2. To approve the Danielson Holding Corporation Equity Award Plan for Employees and Officers;

3. To approve the Danielson Holding Corporation Equity Award Plan for Directors;

4. To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the 2004 fiscal year; and

5. To consider such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

      The Board of Directors of the Company has fixed the close of business on September 1, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. A complete list of these stockholders will be available at the Company’s principal executive offices prior to the Annual Meeting.

      All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the Annual Meeting. A return envelope (which is postage pre-paid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

By Order of the Board of Directors

DAVID S. STONE
Secretary

Chicago, Illinois

September 7, 2004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
BOARD STRUCTURE AND COMPENSATION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF THE EQUITY AWARD PLAN FOR EMPLOYEES AND OFFICERS
PROPOSAL NO. 3 APPROVAL OF THE EQUITY AWARD PLAN FOR DIRECTORS
PROPOSAL NO. 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
BOARD OF DIRECTORS COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT AUDITORS FEES
PERFORMANCE GRAPH
INCORPORATION BY REFERENCE
PROPOSALS AND NOMINATIONS BY STOCKHOLDERS
APPENDIX A
APPENDIX B
APPENDIX C

DANIELSON HOLDING CORPORATION

2 North Riverside Drive, Suite 600
Chicago, Illinois 60606

PROXY STATEMENT

       The enclosed proxy is solicited by Danielson Holding Corporation for use at the 2004 Annual Meeting of Stockholders to be held on October 5, 2004 (the “Annual Meeting”) at 11:00 a.m., local time, or any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at The Roosevelt Hotel, 45 East Forty Fifth Street, New York, New York 10017. This proxy statement and accompanying proxy card were mailed on or about September 7, 2004 to all stockholders entitled to vote at our Annual Meeting. In this proxy statement, we refer to Danielson Holding Corporation as “Danielson,” “we,” “our” or the “Company.”

Purpose of Annual Meeting

      At the Company’s Annual Meeting, stockholders will be asked to act upon the matters outlined in the accompanying notice of annual meeting, including:

•	the election of eight directors, each for a term of one year (see page 6);

•	the approval of the Company’s Equity Award Plan for Employees and Officers (see page 9);

•	the approval of the Company’s Equity Award Plan for Directors (see page 17); and

•	ratification of the selection of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2004 (see page 23).

      In addition, management will report on Danielson’s performance and respond to questions from stockholders.

Record Date and Share Ownership

      Only stockholders of record at the close of business on the record date, September 1, 2004, are entitled to vote at the annual meeting. At the close of business on the record date, 72,818,058 shares of common stock were outstanding and entitled to vote. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting.

Quorum

      The presence in person or by proxy of stockholders entitled to cast a majority of all of the votes entitled to be cast at the Annual Meeting, including shares represented by proxies that reflect abstentions, shall constitute a quorum. Abstentions and broker non-votes (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) are counted for the purposes of determining the presence or absence of a quorum for the transaction of business. If there is not a quorum at the Annual Meeting, the stockholders entitled to vote at the Annual Meeting, whether present in person or represented by proxy, shall only have the power to adjourn the Annual Meeting until such time as there is a quorum. The Annual Meeting may be reconvened without notice to stockholders, other than an announcement at the prior adjournment of the Annual Meeting, within 30 days after the record date, and a quorum must be present at such reconvened meeting.

Voting, Submitting and Revoking Your Proxy

      If you properly execute, date and return the enclosed proxy, and you do not revoke it in accordance with the instructions set forth in the proxy, your shares of common stock represented thereby will be voted by Philip

G. Tinkler and David S. Stone, the proxy agents for the Annual Meeting, in accordance with your instructions thereon. If you do not provide any specific instructions on the proxy, your proxy will be voted:

•	“FOR” election of the eight nominees for director to the Board;

•	“FOR” approval of the Company’s Equity Award Plan for Employees and Officers;

•	“FOR” approval of the Company’s Equity Award Plan for Directors; and

•	“FOR” ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004.

      In addition, if other matters are properly presented for voting at the Annual Meeting, or at any adjournment or postponement thereof, your proxy grants the persons named as proxy agents the discretion to vote your shares on such matters. The Company does not expect any additional matters to be presented for a vote at the Annual Meeting. If for any unforeseen reason, any of the director nominees described in this proxy statement are not available as a candidate for director, then the two proxy agents will vote the stockholder proxies for such other candidate or candidates as may be nominated by the Board.

      Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised at the Annual Meeting by giving written notice of revocation to the Company in writing at the Annual Meeting. The Company requests that all such written notices of revocation to the Company be addressed to Philip G. Tinkler, Danielson Holding Corporation, 2 North Riverside Plaza, Suite 600, Chicago, Illinois 60606. Attendance at the Annual Meeting will not cause your previously submitted proxy to be revoked unless you specifically so request in writing.

      If you wish to attend the Annual Meeting and vote shares of our common stock held through a broker, bank or other nominee, you will need to obtain a proxy form from the institution that holds your shares and follow the voting instructions on that form.

Required Vote for Approval of Matters

      In the election for directors, the eight nominees receiving the highest number of “FOR” votes cast in person or by proxy will be elected to the Board. Abstentions and broker non-votes are not counted as votes cast for the purposes of, and therefore will have no impact as to, the election of directors.

      All other proposals require the affirmative “FOR” vote of a majority of those shares present and entitled to vote. An abstention as to any matter, when passage requires the vote of a majority of the votes entitled to be cast at the Annual Meeting, will have the effect of a vote “AGAINST.” Broker non-votes will not be considered, as they are not entitled to vote, and will not be counted for any purpose in determining whether a matter has been approved. In addition, please note that banks and brokers cannot vote on their clients’ behalf on “non-routine” proposals, such as the adoption of the Company’s Equity Award Plan for Employees and Officers or the Equity Award Plan for Directors.

      Representatives of American Stock Transfer & Trust Company, the Company’s transfer agent, will tabulate the votes and act as the inspector of the election at the Annual Meeting.

Cost of Solicitation of Proxies

      The cost of solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may also solicit proxies personally, electronically or by telephone without additional compensation for such proxy solicitation activity. Brokers and other nominees who held common stock of the Company on the record date will be asked to contact the beneficial owners of the shares that they hold to send proxy materials to and obtain proxies from such beneficial owners. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this proxy statement to our stockholders.

BOARD STRUCTURE AND COMPENSATION

      The Board is currently comprised of ten members. However, the Company intends to reduce the number of directors to eight members in connection with the upcoming Annual Meeting.

      During 2003, the Board held eleven meetings and took action by written consent five times. Each director attended at least 75% of all meetings of the Board and those Board committees on which he or she served during 2003. In 2004, the Company adopted a policy pursuant to which it expects its Board members to attend annual meetings of its stockholders. In 2003, Messrs. Zell, Pate and Sullivan attended the Company’s annual meeting of stockholders. Ms. Smith was appointed to the Board in December 2003 and Mr. Bynoe was not a member of the Board in 2003.

      The Board has determined that each of Peter C.B. Bynoe, Richard L. Huber, Eugene M. Isenberg, Jean Smith, Joseph P. Sullivan and Clayton Yeutter are independent under applicable American Stock Exchange listing standards, and if elected at the Annual Meeting, Ronald J. Broglio will also be independent under applicable American Stock Exchange listing standards.

Committees of the Board

      Audit Committee. The current members of the Audit Committee are Richard L. Huber (Chair), Jean Smith, Joseph P. Sullivan and Clayton Yeutter. Each of the members of the Audit Committee is an independent director under applicable American Stock Exchange listing standards and applicable SEC rules and regulations. The Board has determined that Joseph P. Sullivan qualifies as an “audit committee financial expert” under applicable Securities and Exchange Commission (“SEC”) rules.

      The Audit Committee operates under a written charter that was amended and restated by the Board as of March 5, 2004. A copy of each the Company’s Audit Committee Charter and Key Practices are attached to this proxy statement as Appendix A and are also available on the Company’s website at www.danielsonholding.com. The Audit Committee held five meetings during 2003 and took no action by written consent.

      The functions of the Audit Committee include assisting the Board in its oversight of the quality and integrity of the Company’s financial statements and accounting processes, compliance with legal and regulatory requirements, assessing and reviewing the qualifications and independence of the Company’s independent auditors and the performance of the independent auditors and overseeing the Company’s internal audit function. The Audit Committee has the sole authority to select, evaluate, appoint or replace the independent auditors of the Company and has the sole authority to approve all audit engagement fees and terms. The Audit Committee must pre-approve all permitted non-auditing services to be provided by the independent auditors, discuss with management and the independent auditors the Company’s financial statements and any disclosures and SEC filings relating thereto, recommend for shareholder approval the independent auditors for the Company, review the integrity of the Company’s financial reporting process, establish policies for hiring of employees or former employees of the auditors and investigate any matters pertaining to the integrity of management.

      Compensation Committee. The current members of the Compensation Committee are Peter C.B. Bynoe, Eugene M. Isenberg, Joseph P. Sullivan (Chair) and Clayton Yeutter. Each of the members of the Compensation Committee qualifies as an independent director under applicable American Stock Exchange listing standards.

      The Compensation Committee operates under a written charter that was amended and restated by the Board as of March 5, 2004, a current copy of which is available on the Company’s website at www.danielsonholding.com. Under its charter, the Compensation Committee, among other things, has the authority (i) to review and approve the Company’s goals relating to the Chief Executive Officer’s compensation, evaluate the Chief Executive Officer’s performance under those goals and set the Chief Executive Officer’s compensation, (ii) to evaluate, review and approve the compensation structure and process for the Company’s other officers, and (iii) to evaluate, review and recommend to the Board any changes to or, additional stock-based and other incentive compensation plans. In addition, the Compensation Committee is responsible for preparing and publishing an annual executive compensation report, administering certain compensation plans and monitoring compliance with legal prohibitions on loans to officers. The Compensation Committee held one meeting in 2003 and took no action by written consent.

      Nominating and Governance Committee. The current members of the Nominating and Governance Committee are Peter C.B. Bynoe, Eugene M. Isenberg, Jean Smith and Clayton Yeutter (Chair). Each of the members of the Nominating and Governance Committee qualifies as an independent director under applicable American Stock Exchange listing standards.

      The Nominating and Governance Committee operates under a written charter and key practices that were adopted by the Board when the Nominating and Governance Committee was formed on March 5, 2004. The Nominating and Governance Committee Charter and Key Practices are available on the Company’s website at www.danielsonholding.com. Under its charter, the Nominating and Governance Committee is responsible for assisting the Board in identifying qualified candidates to serve on the Board, recommending director nominees for the annual meeting of stockholders, identifying individuals to fill vacancies on the Board, recommending corporate governance guidelines to the Company, leading the Board in its annual self evaluations and recommending nominees to serve on each committee of the Board. The Nominating and Governance Committee, among other things, has the authority to evaluate candidates for the position of director, retain and terminate any search firm used to identify director candidates and review and reassess the adequacy of the Company’s corporate governance procedures.

      In identifying candidates for positions on the Board, the Nominating and Governance Committee generally relies on suggestions and recommendations from members of the Board, management and stockholders. Of the two directors added to the Board since the last annual meeting, Jean Smith was recommended as a candidate by a stockholder and Peter C.B. Bynoe was recommended as a candidate by non-management members of the Board. Ronald J. Broglio, a new candidate for the Board, was recommended as a candidate by non-management members of the Board. In 2003 the Company did not use any search firm or pay fees to other third parties in connection with seeking or evaluating Board nominee candidates.

      The Nominating and Governance Committee does not set specific minimum qualifications for director positions. Instead, the committee believes that nominations should be based on a particular candidate’s merits and the needs of the Company after taking into account the current composition of the Board. When evaluating candidates for the position of director, the Nominating and Governance Committee considers an individual’s skills, age, diversity, independence from the Company, experience in areas that address the needs of the Board and ability to devote adequate time to Board duties. Candidates that appear to best fit the needs of the Board and the Company are identified and such individuals are interviewed and further evaluated by the Nominating and Governance Committee. Candidates selected by the Nominating and Governance Committee are then recommended to the full Board. After the Board approves a candidate, the Chairman of the Nominating and Governance Committee extends an invitation to the nominee to join the Company’s Board.

      The Nominating and Governance Committee will consider candidates recommended by stockholders if such recommendations are accompanied by relevant biographical information about the nominee and are submitted in accordance with the Company’s organizational documents, American Stock Exchange requirements and SEC rules and regulations, each as in effect from time to time. Candidates recommended by stockholders will be evaluated in the same manner as other candidates. Under the Company’s Amended and Restated By-Laws, any holder of twenty percent (20%) or more of the outstanding voting securities of the Company has the right, but not the obligation, to nominate one qualified candidate for election as a director. Provided that such stockholder adequately notifies the Company of a nominee within the time periods set forth in the applicable proxy statement of the Company, that nominee will be included in the Company’s proxy statement as a nominee.

      The independent directors of the Board meet in executive sessions. The chairs of each of the Audit, Compensation and Nominating and Governance committees together select a director to serve as the chair of each such executive session. Stockholders wishing to communicate with the independent directors may contact them by writing to: Independent Directors, c/o Corporate Secretary, Danielson Holding Corporation, 2 North Riverside Drive, Suite 600, Chicago, Illinois 60606. Any such communication will be promptly distributed to the directors named in the communication in the same manner as described below in “Stockholder Communications with the Board.”

Stockholder Communications with the Board

      Stockholders can send communications to one or more members of the Board by writing to the Board or to specific directors at the following address: Danielson Holding Corporation Board of Directors, c/o Corporate Secretary, Danielson Holding Corporation, 2 North Riverside Drive, Suite 600, Chicago, Illinois 60606. Any such communication will be promptly distributed by the corporate secretary to the individual director or directors named in the communication or to all directors if the communication is addressed to the whole Board of Directors.

Compensation of the Board

      Each director who is not an officer or employee of the Company or its subsidiaries receives compensation of $7,500 per quarter for his or her services. In addition, directors are entitled to receive $1,500 for each Committee meeting they attend. The Company also reimburses directors for expenses related to attendance of Board and committee meetings. Directors who are officers or employees of the Company or its subsidiaries receive no fees for service on the Board. None of the Directors are officers or employees of the Company or its consolidated subsidiaries.

      Subject to stockholder approval of the Directors Plan at the Annual Meeting, the Compensation Committee has determined the grants of awards to non-employee directors under the Directors Plan for the year beginning on the date of the Annual Meeting. Effective as of the date of the Annual Meeting, each non-employee Director will receive options to acquire 13,334 shares of common stock at a price equal to the fair market value of a share of our common stock on the date of grant and will be awarded 1,500 shares of restricted stock, which restricted shares will vest ratably over three years from the date of grant. Non-employees directors will receive an annual fee of $30,000. In addition the chair of the Audit Committee will receive an additional annual fee of $7,500 for such service and the chair of each of the other committees of the Board, including without limitation, the Compensation Committee, the Nominating and Governance Committee, and a to be formed Public Policy Committee, will be entitled to receive an additional annual fee of $5,000 for such service. Non-employee directors will be entitled to receive a meeting fee of $1,500 for each committee meeting they attend.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

      Our Board is currently comprised of ten directors. However, Eugene M. Isenberg, Martin J. Whitman and Samuel Zell have each informed us that they will not stand for re-election to the Board upon the completion of their current terms of service at the Annual Meeting. Consequently, the Board, at the recommendation of the Nominating and Governance Committee, has nominated each of the following eight individuals to serve as directors of the Company:

David M. Barse
Ronald J. Broglio
Peter C.B. Bynoe
Richard L. Huber
William C. Pate
Jean Smith
Joseph P. Sullivan
Clayton Yeutter

      Each of the nominees, except for Mr. Broglio, currently serves as a member of the Board. If elected at this year’s Annual Meeting, each nominee will serve until the date of next year’s annual meeting or until his or her successor has been elected and qualified.

      The Nominating and Governance Committee has recommended that upon election by the stockholders of a new slate of directors, William C. Pate serve as Chairman of the Board.

      Each nominee has consented to serve as a member of the Board if elected or re-elected, as the case may be, for another term. Nevertheless, if any nominee becomes unable to stand for election (which the Board does not anticipate happening), each proxy will be voted for a substitute designated by the Board or, if no substitute is designated by the Board prior to or at the Annual Meeting, for a motion to reduce the membership of the Board to the number of individuals nominated.

      There is no family relationship between any nominee and any other nominee or any executive officer of the Company. The information set forth below concerning the nominees has been furnished to the Company by the nominees.

      The Board recommends that you vote “FOR” the election of each of the above named nominees to the Board. Proxies solicited by the Board will be voted “FOR” the election of each of the nominees named above unless instructions to the contrary are given.

Directors of the Company

      David M. Barse has served as a director since 1996. Mr. Barse served as the President and Chief Operating Officer of the Company from July 1996 until July 24, 2002. Since February 1998, Mr. Barse has served as President, and since June 2003, Chief Executive Officer of Third Avenue Management LLC (“Third Avenue”), an investment adviser to mutual funds and separate accounts. From April 1995 until February 1998, he served as the Executive Vice President and Chief Operating Officer of Third Avenue Trust and its predecessor, Third Avenue Value Fund, Inc. (together with its predecessor, “Third Avenue Trust”), before assuming the position of President in May 1998 and Chief Executive Officer in September 2003. In 2001, Mr. Barse became Trustee of both the Third Avenue Trust and Third Avenue Variable Series Trust. Since June 1995, Mr. Barse has been the President (and, since July 1999, Chief Executive Officer) of M.J. Whitman LLC (“MJW”) and its predecessor, a full service broker-dealer. Mr. Barse joined the predecessor of MJW and Third Avenue in December 1991 as General Counsel. Mr. Barse also presently serves as a director of American Capital Access Holdings, a privately held financial insurance company. Mr. Barse is 42 years old.

      Ronald J. Broglio has been the President of RJB Associates, a consulting firm specializing in energy and environmental solutions, since 1996. Mr. Broglio was Managing Director of Waste to Energy for Waste

Management International Ltd. from 1991 to 1996. Prior to joining Waste Management, Mr. Broglio held a number of positions with Wheelabrator Environmental Systems Inc. from 1980 through 1990, including Managing Director, Senior Vice President — Engineering, Construction & Operations and Vice President of Engineering & Construction. Mr. Broglio served as Manager of Staff Engineering and as a staff engineer for Rust Engineering Company from 1970 through 1980. Mr. Broglio is 64 years old.

      Peter C.B. Bynoe has been a director since July 2004. Mr. Bynoe is a member of the Compensation Committee and the Nominating and Governance Committee. Mr. Bynoe joined the law firm of Piper Rudnick, LLP as a partner in 1995 and currently serves on the firm’s management committee. Mr. Bynoe has been a principal of Telemat Ltd., a consulting and project management firm, since 1982. He is a director of Rewards Network Inc. and he also serves as Chairman of the Illinois Sports Facilities Authority, a joint venture of the State of Illinois and City of Chicago, which owns U.S. Cellular Field in Chicago. Mr. Bynoe is 53 years old.

      Richard L. Huber has been a Director since July 2002. Mr. Huber is the Chairman of the Audit Committee. Mr. Huber has been Interim Chief Executive Officer of American Commercial Lines, LLC (“ACL”) and various subsidiaries and affiliates of ACL, as well as a Manager of ACL since April 2004. Mr. Huber has been Managing Director, Chief Executive Officer and Principal of the American direct investment group Norte-Sur Partners, a direct private equity investment firm focused on Latin America since January 2001. Mr. Huber held various positions with Aetna, Inc. since 1995, most recently as the Chief Executive Officer until February 2000. Mr. Huber has approximately forty years of prior investment and merchant banking, international business and management experience, including executive positions with Chase Manhattan Bank, Citibank, Bank of Boston and Continental Bank. Mr. Huber is also Chairman of UABL Ltd., a 50% owned subsidiary of the Company. Mr. Huber is a director of Opticare Health Systems, Inc., an integrated eye care services company. Mr. Huber is 67 years old.

      William C. Pate has been a Director since 1999. Mr. Pate is Managing Director of Equity Group Investments, L.L.C. (“EGI”), a privately-held investment firm. Mr. Pate has been employed by EGI or its predecessor in various capacities since 1994. Mr. Pate is 40 years old.

      Jean Smith has been a director since December 2003. She is a member of the Audit Committee and the Nominating and Governance Committee. Ms. Smith has been a private investor and consultant since 2001. From 1998 to 2001, Ms. Smith was a Managing Director of Corporate Finance for U.S. Bancorp Libra, a unit of U.S. Bancorp Investments, Inc., a subsidiary of U.S. Bancorp. Ms. Smith has approximately 25 years of investment and international banking experience, having held positions with Banker Trust Company, Citicorp Investment Bank, Security Pacific Merchant Bank and UBS Securities. Ms. Smith is 48 years old.

      Joseph P. Sullivan has been a director since July 2002. Mr. Sullivan is Chairman of the Compensation Committee and a member of the Audit Committee. Mr. Sullivan is a private investor and is currently retired after serving as the Chairman of the Board of IMC Global from July 1999 to November 2000, and as a Member of its Board of Directors and Executive Committee from March 1996 to December 2000. Mr. Sullivan served as the Chairman of the Board of Vigoro Corporation from March 1991 through February 1996 and as its Chief Executive Officer from March 1991 to September 1994. Mr. Sullivan is 71 years old.

      Clayton Yeutter has served as a director since July 2002. Mr. Yeutter is the Chairman of the Nominating and Governance Committee and a member of the Audit Committee and the Compensation Committee. Mr. Yeutter has been Of Counsel to Hogan & Hartson LLP, a law firm in Washington, D.C., since 1993 where he has an international trade and agricultural law practice. From 1985 through 1991, he served in the Reagan Administration as U.S. Trade Representative and in the first Bush Administration as Secretary of Agriculture. During 1991-92, he was Chairman of the Republican National Committee, and then returned to the Bush Administration as a Counselor to the President for most of 1992. He was President and Chief Executive Officer of the Chicago Mercantile Exchange from 1978-1985. In the 1970s, Mr. Yeutter held several positions in the Nixon and Ford Administrations as Assistant Secretary of Agriculture for Marketing and Consumer Services, Assistant Secretary of Agriculture for International Affairs and Commodity Programs and Deputy Special Trade Representative. Mr. Yeutter is the Chairman of the Board of Oppenheimer Funds, an institutional investment manager, Chairman of the Board of Crop Solutions, Inc., a privately-owned agricultural chemical company, and a director of America First, a privately-owned investment management company. Mr. Yeutter is 73 years old.

      The following individuals serve as the Company’s current executive officers:

      Jeffrey R. Horowitz was named interim President and Chief Executive Officer of the Company in April 2004. Prior to that, he served as Senior Vice President of Covanta Energy Corporation (“Covanta”) beginning in March 2004. From August 2001 to March 2004, Mr. Horowitz served as Senior Vice President, General Counsel and Secretary of Covanta. From June 2001 to August 2001, Mr. Horowitz served as Senior Vice President, for Legal Affairs and Secretary and prior to that time as executive Vice President, General Counsel and Secretary of Covanta Energy Group, Inc. (“Covanta Energy Group”), a Covanta subsidiary, commencing in 1991. Mr. Horowitz is 54 years old.

      Anthony J. Orlando was named President and Chief Executive Officer of Covanta in November 2003. From March 2003 to November 2003 he served as Senior Vice President, Business and Financial Management of Covanta. From January 2001 until March 2003, Mr. Orlando served as Covanta’s Senior Vice President, Waste to Energy. Previously, he served as executive Vice President of Covanta Energy Group. Mr. Orlando joined Covanta in 1987. Mr. Orlando is 44 years old.

      Philip G. Tinkler has served as the Chief Financial Officer of the Company since January 2003. Mr. Tinkler is also the Chief Financial Officer of EGI and has served in various other capacities for EGI or its predecessors since 1990. Mr. Tinkler has been the Treasurer and Vice President of Finance of First Capital Financial, LLC, a sponsor of public real estate limited partnerships, since April 2001. Mr. Tinkler is 39 years old.

      Messrs. Horowitz and Orlando were executive officers of Covanta at the time Covanta filed for relief under Chapter 11 of the U.S. Bankruptcy Code.

PROPOSAL NO. 2

APPROVAL OF THE EQUITY AWARD PLAN FOR EMPLOYEES AND OFFICERS

      In July 2004, the Board, upon the recommendation of the Compensation Committee, unanimously approved and adopted the Danielson Holding Corporation Equity Award Plan for Employees and Officers (the “Employees Plan”) and directed that it be submitted to the Company’s stockholders for approval at the Annual Meeting. The Employees Plan will become effective when it is approved by the stockholders.

      The purpose of the Employees Plan is to promote the interests of the Company (including its subsidiaries and affiliates) and its stockholders by using equity interests in the Company to attract, retain and motivate its management and other eligible persons and to encourage and reward their contributions to the Company’s performance and profitability.

      Upon approval by the Company’s stockholders of the Employees Plan and the Danielson Holding Corporation Equity Award Plan for Directors (which is discussed in Proposal No. 3 below), the Board will terminate the 1995 Stock and Incentive Plan (the “1995 Plan”) with respect to any awards under such plan which have not yet been granted. An aggregate of 4,976,273 shares of common stock had been reserved for issuance under the 1995 Plan, which is currently the only compensation plan under which the Company’s equity securities are authorized for issuance. As of August 23, 2004, 2,570,653 shares of common stock remained available for issuance under the 1995 Plan and awards covering an aggregate of 1,025,427 shares of common stock were outstanding.

Plan Principal Features

      The principal features of the Employees Plan are summarized below. This summary is not complete, however, and is qualified by the terms of the Employees Plan, a copy of which is attached to this proxy statement as Appendix B.

Shares Available Under the Plan

      The maximum aggregate number of shares of common stock available for issuance under the Employees Plan is 4,000,000, subject to customary adjustments to prevent dilution. Shares subject to an award may be authorized but unissued, or reacquired shares of common stock or treasury shares. If an award expires or becomes unexercisable without having been exercised in full, the unpurchased shares which were subject to the award will become available for future grant under the Employees Plan. However, shares that have actually been issued under the Employees Plan will not be returned to the Employees Plan and will not be available for future distribution under the Employees Plan.

Plan Administration

      The Employees Plan is administered by the Compensation Committee of the Board, or another Board committee, comprised of two or more directors, each of whom qualifies as a “disinterested person” under Rule 16b-3 of the Securities Exchange Act of 1934 and an “outside director” under Section 162 of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee has the exclusive authority to determine the fair market value of the common stock and to determine all other matters relating to awards under the Employees Plan, including the selection of individuals to be granted an award, the type of award, the number of shares of common stock subject to an award, and all terms, conditions, restrictions and limitations, if any, including, without limitation, vesting, acceleration of vesting, exercisability, termination, substitution, cancellation, forfeiture, or repurchase of an award and the terms of any instrument that evidences the award. The Compensation Committee also has exclusive authority to interpret the Employees Plan and its rules and regulations, and to make all other determinations deemed necessary or advisable under or for administering the Employees Plan. The Compensation Committee may, however, authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Compensation Committee, or delegate to an officer the authority to make certain decisions under the Employees Plan. However, the Compensation Committee may not delegate its authority with regard to selecting persons subject to Section 16 of the Securities Exchange Act of 1934 for participation in the Employees Plan or granting awards to such persons.

Eligibility

      Awards under the Employees Plan may be granted to employees (including officers) of the Company, its subsidiaries and affiliates. In addition, an award under the Employees Plan may be granted to a person who is offered employment by the Company or a subsidiary or affiliate of the Company, provided that such award shall be immediately forfeited if such person does not accept such offer of employment within an established time period. If otherwise eligible, an employee who has been granted an award under the Employees Plan may be granted other awards. While there are currently approximately 2,500 employees who are eligible to receive awards under the Employees Plan, it is not possible to estimate the number of additional employees who may become eligible to receive awards under the Employees Plan from time to time.

Limitations on Awards Granted to Participants

      No participant in the Employees Plan may be granted awards in any calendar year with respect to more than 300,000 shares. If any award (or portion of an award) is cancelled, the shares subject to the cancellation will count toward this limit.

Awards

      The Employees Plan provides for awards to be made in the form of (a) incentive stock options, which are intended to qualify under Section 422 of the Code, (b) non-qualified stock options, which are not intended to qualify under Section 422 of the Code, (c) shares of restricted stock, (d) stock appreciation rights, (e) performance awards, or (f) other stock-based awards which relate to or serve a similar function to the awards described above. Awards may be made on a stand alone, combination or tandem basis. Additional information about some of the types of awards is set forth below.

Stock Options

      Types. Stock options may be granted under the Employees Plan in the form of incentive stock options or non-qualified stock options. Notwithstanding their designation, a participant’s incentive stock options will be treated as non-qualified stock options to the extent that more than $100,000 in aggregate fair market value of shares underlying such incentive stock options becomes exercisable for the first time during any calendar year.

      Exercise Price. The per share exercise price for shares underlying stock options will be determined by the Compensation Committee, provided that the exercise price must be at least equal to 100% of the fair market value per share of common stock on the date of grant. In the case of an incentive stock option granted to an employee who, at the time of grant, owns more than 10% of the total combined voting power of all classes of stock of the Company, the per share exercise price must be at least equal to 110% of the fair market value per share of common stock on the date of grant. Under the Employees Plan, the “fair market value” of a share of common stock is either the mean of the highest and lowest reported sale prices of the stock or the last reported sales price of the stock (in each case as reported by the American Stock Exchange), as determined by the Compensation Committee. In the event that the common stock is not listed on the American Stock Exchange or another national securities exchange, or no sales were reported, the Compensation Committee will use alternative methods of determining fair market value as set forth in the Employees Plan.

      Term of Option; Vesting. The term during which a stock option may be exercised will be determined by the Compensation Committee, provided that no stock option will be exercisable more than 10 years from the date of grant. In the case of an incentive stock option granted to an employee who, at the time of grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the term of such stock option may not be more than 5 years. The Compensation Committee has full authority, subject to the terms of the Employees Plan, to determine the vesting period or limitation or waiting period with respect to any stock option granted to a participant or the shares purchased upon exercise of such option.

In addition, the Compensation Committee may, for any reason, accelerate the exercisability of any stock option.

      Method of Payment. The Compensation Committee will determine the acceptable form and method of payment for exercising a stock option, provided that the acceptable form and method of payment for exercising an incentive stock option will be determined at the time of grant. Subject to the Compensation Committee’s determination in each case, acceptable forms of payment may include, but are not limited to, (a) cash, (b) the delivery of other shares of the Company’s common stock already owned by the participant which have been held for a minimum period of six months (“mature shares”) and which have a fair market value on the date of exercise equal to the aggregate exercise price, or (c) any combination of the foregoing.

      Cash-Out Option. Upon receipt of written notice of exercise, the Compensation Committee may offer to buy out a participant’s options by paying a participant cash in an amount equal to the excess of the fair market value of such shares over the difference between the exercise price of the shares subject to the option.

      No Rights as a Stockholder. Until a stock certificate evidencing issued shares for which a stock option is exercised, a participant shall have no right to vote or receive dividends or any other rights as a stockholder with respect to the shares of common stock subject to such stock option, notwithstanding the exercise of such stock option.

      Termination of Employment. If a participant’s employment terminates by reason of a “disability” (as defined in the Employees Plan), the vested portion of any stock option held by such person may generally be exercised for a period equal to the shorter of (a) twelve months from the date of termination or (b) the remaining term of the option.

      If a participant’s employment terminates by reason of death, the vested portion of any stock option held by such person may generally be exercised for a period equal to the shorter of (a) twelve months from the date of death or (b) the remaining term of the option. If a participant’s employment terminates by reason of disability or death, any incentive stock option which is exercised after the exercise period permitted by Section 422 of the Code will be treated as a non-qualified stock option.

      If a participant’s employment terminates by reason of “retirement” (as defined in the Employees Plan), the vested portion of any non-qualified stock option held by such person may generally be exercised for a period equal to the shorter of (a) three years from the date of termination or (b) the remaining term of the non-qualified stock option. The vested portion of any incentive stock option held by such person may generally be exercised for a period equal to the shorter of (x) three months from the date of termination or (y) the remaining term of the incentive stock option.

      If a participant is terminated for “cause” (as defined in the Employees Plan), any unexercised portion of any option held by such person terminates immediately and will no longer be exercisable.

      If a participant’s employment terminates for any reason other than disability, death, retirement or “cause,” the vested portion of any non-qualified stock option held by such person may generally be exercised for a period equal to the shorter of (a) one year from the date of termination or (b) the remaining term of the non-qualified stock option, and the vested portion of any incentive stock option held by such person may generally be exercised for a period equal to the shorter of (x) three months from the date of termination or (y) the remaining term of the incentive stock option.

Restricted Stock

      Awards of Restricted Stock. Shares of restricted stock may be issued either alone or in addition to other awards granted under the Employees Plan or cash awards made outside of the plan. The Compensation Committee will determine the employees to whom it will award restricted stock and will advise the recipient, by means of an award agreement, of the terms, conditions and restrictions related to the offer, the number of shares to be awarded, the time or times within which the award may be subject to forfeiture and any other terms and conditions of the award. The provisions of restricted stock awards need not be the same with respect to each recipient.

      Restriction Period. During a restricted period set by the Compensation Committee, the recipient of restricted stock will not be permitted to sell, assign, transfer, pledge or otherwise encumber the shares of restricted stock. The Compensation Committee may provide for the lapse of such restrictions in installments or otherwise and may accelerate or waive such restrictions based on a period of service of the recipient, performance of the recipient or of the Company or such other factors as the Compensation Committee may determine.

      Rights as a Stockholder. Subject to any restrictions set forth in the award agreement, a recipient of restricted stock will possess all of the rights of a holder of common stock of the Company, including the right to vote and receive dividends. However, unless otherwise determined by the Compensation Committee or as otherwise provided in the Employee Plan, cash dividends on the shares of common stock that are the subject of the award shall be automatically deferred and reinvested in additional restricted stock and dividends payable in common stock shall be paid in the form of restricted stock. The Compensation Committee may require that the certificates representing shares of restricted stock be held in custody by the Company until the restrictions have lapsed.

      Termination of Employment. Generally, upon termination of employment for any reason during the restricted period, the recipient will forfeit the right to the shares of restricted stock to the extent that the applicable restrictions have not lapsed at the time of such termination.

Deferral of Restricted Stock

      A participant may elect, at the Compensation Committee’s sole discretion and in accordance with the terms of the Employees Plan, to defer ownership of shares of restricted stock until a future date (no later than termination of employment). If a participant makes such an election, then, subject to applicable law, the participant may be able to defer recognition of ordinary income until such shares are actually received or until termination of employment, whichever is later.

Other Awards

      Stock Appreciation Rights. The Compensation Committee may grant a right to receive the excess of the fair market value of shares of the Company’s common stock on the date the stock appreciation right is exercised over the fair market value of such shares on the date the stock appreciation right was granted. Such spread may, in the sole discretion of the Compensation Committee, be paid in cash or common stock or a combination of both. Stock appreciation rights may not be exercised earlier than six months from the date of their grant.

      Performance Awards. The Compensation Committee may grant performance awards based on the performance of a recipient over a specified period. Such performance awards may be awarded contingent upon future performance of the Company or its affiliates or subsidiary during that period. A performance award may be in the form of common stock (or cash in an amount equal to the fair market value thereof) or the right to receive an amount equal to the appreciation, if any, in the fair market value of common stock over a specified period. Performance awards may be paid, in the Compensation Committee’s discretion, in cash or stock or some combination thereof. Each performance award will have a maximum value established by the Compensation Committee at the time the award is made. Unless otherwise provided in an award or by the Compensation Committee, performance awards terminate if the recipient does not remain an employee of the Company, or its affiliates or subsidiaries, at all times during the applicable performance period.

      Other Stock-Based Awards. The Compensation Committee may, in its discretion, grant other stock-based awards which are related to or serve a similar function to the awards described above.

Other Provisions

Non-Transferability of Awards

      Unless otherwise provided by the Compensation Committee in the award agreement, stock options, shares of restricted stock and other awards granted under the Employees Plan may not be sold, pledged, assigned or disposed of in any manner, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder (collectively, “ERISA”). During a participant’s lifetime, options and other awards under the Employees Plan may be exercised only by the participant, his or her guardian or legal representative, or an alternate payee pursuant to a qualified domestic relations order.

Term, Termination, Amendment and ERISA Status

      If approved by the Company’s stockholders, the Employees Plan will become effective as of the date of such approval and will remain in effect for a term of 10 years, unless terminated earlier by the Board. The Employees Plan provides that the Board may generally amend, alter, suspend or terminate the Employees Plan and the Compensation Committee may prospectively or retroactively amend any or all of the terms of awards granted under the plan, so long as any such amendment does not impair the rights of any recipient without the recipient’s consent. Stockholder approval is required for any material Employees Plan amendment or any amendment necessary to comply with Section 422 of the Code or any other applicable laws or stock exchange requirements. The Employees Plan is not subject to the provisions of ERISA.

Antidilution Provisions

      Subject to any required action by the stockholders of the Company, the number of shares of common stock covered by each outstanding award (and the purchase or exercise price thereof), and the number of shares of common stock which have been authorized for issuance under the Employees Plan but as to which no awards have yet been granted (or which have been returned to the Employees Plan upon cancellation or expiration of an award) will be proportionately adjusted to prevent dilution or enlargement of rights in the event of any stock split, stock dividend, combination or reclassification of the common stock or other relevant capitalization change.

Prohibition on Loans to Participants

      The Company may not lend money to any participant under the Employees Plan for the purpose of paying the exercise or base price associated with any award or for the purpose of paying any taxes associated with the exercise or vesting of an award.

New Plan Benefits Table

      Upon the recommendation of the Compensation Committee, the Board of Directors has authorized the grant of options to purchase an aggregate of 1,000,000 shares of common stock and $4.744 million in value of shares of restricted stock, measured as of the date of the initial award, upon approval of the Employees Plan by the stockholders at the Annual Meeting. Mr. Orlando is the only current executive officer of the Company who will receive awards under such authorization and he has been authorized to receive a grant of options to purchase 200,000 shares of common stock and $360,000 in value of restricted stock, measured as of the date of award. Mr. Orlando was not an executive officer of the Company in 2003. However, the exact dollar value of the options will depend on the exercise price of the options, which will be the market price of the Company’s common stock on the date of grant, and the exact dollar value of the restricted stock granted (other than as measured for purposes of the initial award as set forth above) will equal the market price of the common stock on the date such awards vest, subject to any permissible deferral. Accordingly, the exact dollar value of these awards is not presently determinable. No benefits or amounts have been received under the Employees Plan. Because awards under the Employees Plan are discretionary, no awards, other than those described above, are determinable at this time. Please see the Option Grants table and the Long-Term Incentive Plan Awards table under “Executive Compensation,” below, for information on grants of stock options under the 1995 Stock and Incentive Plan to the named executive officers during 2003.

Tax Matters

Certain Federal Income Tax Consequences

      The following is a brief summary of the principal federal income tax consequences of the grant and exercise of stock options awarded under the Employees Plan and the subsequent disposition of shares acquired upon such exercise. Also discussed are the tax consequences of the receipt of restricted stock and certain other awards under the Employees Plan. This summary is based upon the provisions of the Code as in effect on the date of this proxy statement, current regulations adopted and proposed thereunder and existing judicial decisions, as well as administrative rulings and pronouncements of the Internal Revenue Service (all of which are subject to change, possibly with retroactive effect). This summary is not intended to be exhaustive and does not describe all federal, state or local tax laws. Furthermore, the general rules discussed below may vary, depending upon the personal circumstances of the individual holder. Accordingly, participants should consult a tax advisor to determine the income tax consequences of any particular transaction.

      Taxation of Non-Qualified Stock Options. In general, a participant will not recognize any income and the Company will not be entitled to a deduction upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, however, a participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock received upon the exercise of such option (“NQO Stock”) on the date of exercise over the exercise price (i.e., the “spread”) and the Company will be entitled to a deduction in an equal amount, which may be limited by Section 162(m) of the Code.

      Upon subsequent sales of NQO Stock, the participant may realize short-term or long-term capital gain or loss, depending upon the holding period of the shares, if such shares constitute capital assets in the participant’s hands. The gain or loss will be measured by the difference between the sales price and the tax basis of the shares sold. The tax basis for this purpose generally will be the sum of the exercise price and the amount of ordinary income recognized by the participant as a result of exercise.

      Taxation of Incentive Stock Options. A participant will not recognize any income and the Company will not be entitled to a deduction upon the grant of an incentive stock option. Upon the exercise of an incentive stock option, a participant will generally have no taxable income (except that the alternative minimum tax may apply) and the Company will not be entitled to any deduction. Upon the subsequent sale of stock acquired by the exercise of an incentive stock option, the participant will recognize a gain or loss equal to the difference between the sale price and the exercise price of the shares sold. If the sale occurs after the expiration of two years from the date of grant and one year from the date of exercise (the “Required Holding Periods”), the income recognized will constitute capital gain, assuming that such shares constitute capital assets in the participant’s hands. If the sale occurs prior to that time (any such sale, a “disqualifying disposition”), the participant generally will recognize ordinary income equal to the difference between the fair market value of the acquired shares at the time of exercise and the amount paid for such shares (or, if less, the gain realized upon the sale). The balance of the gain recognized, if any, will constitute capital gain, assuming that such shares constitute capital assets in the participant’s hands. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, which deduction may be limited by Section 162(m) of the Code.

      Payment of the Exercise Price in Shares. Except in the case of a disqualifying disposition of ISO Stock (as defined below), if a stock option is exercised and payment of the exercise price is made using previously acquired mature shares, a participant generally will not recognize gain or loss with respect to such previously acquired mature shares and the participant’s basis in the newly acquired shares received in exchange for an equal number of previously acquired mature shares will generally be the same as his or her basis in the previously acquired mature shares. Furthermore, the participant’s basis in any additional newly acquired shares generally will be the amount of any additional cash paid by the participant increased by the amount of ordinary income recognized by the participant for federal income tax purposes upon the exercise of the option.

      Payment of the exercise price of a non-qualified stock option with shares of common stock previously acquired by the exercise of an incentive stock option (“ISO Stock”) will not constitute a “disqualifying disposition” of such ISO Stock. If, however, the shares of NQO Stock received in exchange for such ISO Stock are not held for the balance of the Required Holding Periods relating to the ISO Stock exchanged, there will be a disqualifying disposition for federal income tax purposes. Furthermore, payment of the exercise price of an incentive stock option using shares of previously acquired ISO Stock will constitute a disqualifying disposition of such previously acquired ISO Stock if the Required Holding Periods relating to such previously acquired ISO Stock have not been met prior to such exercise. A disqualifying disposition will result in the recognition by the participant of ordinary income equal to the excess of the fair market value of the ISO Stock at the time such shares of ISO Stock were originally acquired over the amount paid for such ISO Stock (but not in excess of the participant’s gain). In general, any gain in excess of this amount should be capital gain.

      Taxation of Restricted Stock/ Performance Awards. In general, except in the case of a Section 83(b) election (as discussed below), a participant will not incur any tax upon the grant of shares of stock or performance awards which are subject to a substantial risk of forfeiture (“Restricted Property”). However, when the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Restricted Property at such time less the amount, if any, paid for such Restricted Property, unless the participant has made a Section 83(b) election, as described below or, in the case of restricted stock, has elected to defer the ownership of such shares, as discussed below. If a participant makes a Section 83(b) election within thirty days of the grant of Restricted Property, the participant will recognize ordinary income on the grant date in an amount equal to the difference between the fair market value of the Restricted Property on the grant date and the amount, if any, paid for such Restricted Property. If the participant makes such an election, he or she will not recognize any further income as the restrictions lapse.

      If a participant holds the Restricted Property as a capital asset after the earlier of either (1) the vesting of such Restricted Property or (2) the making of a timely Section 83(b) election with respect to such Restricted Property, any subsequent gain or loss will be taxable as long-term or short-term capital gain or loss, depending upon the holding period. For this purpose, the basis in the Restricted Property will be equal to the sum of the amount (if any) paid for the Restricted Property and the amount included in ordinary income as a result of the vesting event or Section 83(b) election, as applicable.

      A participant who elects, at the Committee’s sole discretion and in accordance with the requirements of the Employees Plan, to defer ownership of shares of restricted stock will generally not be subject to tax until such time as the shares are actually received or otherwise made available (no later than termination of employment or service). Such election must be made before the beginning of the calendar year during which such shares would otherwise be issued (or within 30 days after the participant first becomes eligible or the Employees Plan is first effective). The amount of such taxable income will be the fair market value of the shares at the time when such shares are actually received or otherwise made available. Any subsequent gain or loss would be taxable as long-term or short-term capital gain or loss, depending upon the holding period, assuming such shares are held as a capital asset.

      In each of the foregoing situations regarding Restricted Property, at the time a participant recognizes ordinary income the Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, which deduction may be limited by Section 162(m) of the Code.

      Taxation of Stock Appreciation Rights. In general, a participant will not recognize taxable income at the time that a stock appreciation right is granted. Upon the exercise of a stock appreciation right, the holder generally will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of any property received. Upon the exercise of a stock appreciation right, the Company will generally be entitled to a deduction equal to the amount of ordinary income that the participant is required to recognize as a result of the exercise, which deduction may be limited by Section 162(m) of the Code.

Taxation of Other Stock Based Awards

      Other awards may be granted under the Employees Plan. Since the amount, character and timing of income recognized in connection with such awards will vary depending upon the specific terms and conditions of such awards, no information regarding the tax consequences of the receipt of such awards may be provided at this time.

Tax Withholding

      The obligations of the Company under the Employees Plan are conditioned upon proper arrangements being in place with participants in the Employees Plan for the payment of withholding tax obligations. Unless otherwise determined by the Compensation Committee, withholding tax obligations may be settled with shares of common stock, including shares that are part of the award that gives rise to the withholding obligation.

      The Board recommends that you vote “FOR” the approval of the Employees Plan. Proxies solicited by the Board will be voted “FOR” the approval of the Employees Plan unless instructions to the contrary are given.

PROPOSAL NO. 3

APPROVAL OF THE EQUITY AWARD PLAN FOR DIRECTORS

      In August 2004, the Board, upon the recommendation of the Compensation Committee, unanimously approved and adopted the Danielson Holding Corporation Equity Award Plan for Directors (the “Directors Plan”) and directed that it be submitted to the Company’s stockholders for approval at the annual meeting. The Directors Plan will become effective when it is approved by the stockholders.

      The purpose of the Directors Plan is to promote the interests of the Company and its stockholders by using equity interests in the Company to attract, retain and motivate its non-employee directors and to encourage and reward their contributions to the Company’s performance and profitability.

      Upon approval of the Directors Plan and the Employees Plan by the Company’s stockholders, the Board will terminate the 1995 Plan with respect to any awards under the 1995 Plan which have not yet been granted. An aggregate of 4,976,273 shares of common stock had been reserved for issuance under the 1995 Plan, which is currently the only compensation plan under which the Company’s equity securities are authorized for issuance. As of August 23, 2004, 2,570,653 shares of common stock remained available for issuance under the 1995 Plan and awards covering an aggregate of 1,025,427 shares of common stock were outstanding.

Plan Principal Features

      The principal features of the Directors Plan are summarized below. This summary is not complete, however, and is qualified by the terms of the Directors Plan, a copy of which is attached to this proxy statement as Appendix C.

Shares Available Under the Directors Equity Plan

      The maximum aggregate number of shares of Common stock available for issuance under the Directors Plan is 400,000, subject to customary adjustments to prevent dilution. Shares subject to an award may be authorized but unissued, or reacquired shares of the Company’s common stock or treasury shares. If an award expires or becomes unexercisable without having been exercised in full, the unpurchased shares which were subject to the award will become available for future grant under the Directors Plan. However, shares that have actually been issued under the Directors Plan will not be returned to the Directors Plan and will not be available for future distribution under the Directors Plan.

Plan Administration

      The Directors Plan is administered by the Compensation Committee of the Board, or another Board committee, comprised of two or more directors, each of whom qualifies as a “disinterested person” under Rule 16b-3 of the Securities Exchange Act of 1934, provided that no director who is a member of the Compensation Committee will participate in any action of the Compensation Committee with respect to any claim or dispute involving such director. The Compensation Committee has the exclusive authority to determine the fair market value of the common stock and to determine all other matters relating to awards under the Directors Plan, including the selection of individuals to be granted an award, the type of award, the number of shares of the Company’s common stock subject to an award, and all terms, conditions, restrictions and limitations, if any, including, without limitation, vesting, acceleration of vesting, exercisability, termination, substitution, cancellation, forfeiture, or repurchase of an award and the terms of any instrument that evidences the award. The Compensation Committee also has exclusive authority to interpret the Directors Plan and its rules and regulations, and to make all other determinations deemed necessary or advisable under or for administering the Directors Plan. The Compensation Committee may, however, authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Compensation Committee.

Term

      The Directors Plan will become effective upon the approval by the Company’s stockholders and shall continue in effect for a term of 10 years, unless sooner terminated pursuant to its provisions.

Eligibility

      Awards under the Directors Plan may be granted to any duly elected director serving on the Board who is not also an employee of the Company or any subsidiary or affiliate of the Company. Directors who also serve as interim officers of the Company or any subsidiary of affiliate of the Company are not prohibited from receiving awards under the Plan. While stockholders are being asked to elect eight directors at the Annual Meeting, it is not possible at this time to estimate the number of additional directors who may become eligible to receive awards under the Directors Plan from time to time.

Awards

      The Directors Plan provides for awards to be made in the form of (a) stock options, which are not intended to qualify under Section 422 of the Code, (b) shares of restricted stock, (c) stock appreciation rights, or (d) other stock-based awards which relate to or serve a similar function to the awards described above. Awards may be made on a stand alone, combination or tandem basis. Additional information about the various types of awards is set forth below.

Stock Options

      Awards. The Compensation Committee may grant options in its sole discretion under the Directors Plan either alone, in combination or in tandem with any other awards under the Directors Plan.

      Exercise Price. The per share exercise price for shares underlying stock options will be determined by the Compensation Committee, provided that the exercise price must be at least equal to 100% of the fair market value per share of common stock on the date of grant. Under the Directors Plan, the “fair market value” of a share of common stock is either the mean of the highest and lowest reported sale prices of the stock or the last reported sales price of the stock (in each case as reported by the American Stock Exchange) as determined by the Compensation Committee. In the event that the Company’s common stock is not listed on the American Stock Exchange or another national securities exchange, or no sales were reported, the Compensation Committee will use alternative methods of determining fair market value as set forth in the Directors Plan.

      Term of Option; Vesting. The term during which a stock option may be exercised will be determined by the Compensation Committee, provided that no stock option will be exercisable more than 10 years from the date of grant and may not be exercised until six months after the date of grant. The Compensation Committee has full authority to determine the vesting period or limitation or waiting period with respect to any stock option granted to a participant or the shares purchased upon exercise of such option. In addition, the Compensation Committee may, for any reason, accelerate the exercisability of any stock option.

      Method of Payment. The Compensation Committee will determine the acceptable form and method of payment for exercising a stock option, provided that the acceptable form and method of payment for exercising an incentive stock option will be determined at the time of grant. Subject to the Compensation Committee’s determination in each case, acceptable forms of payment may include, but are not limited to, (a) cash, (b) the delivery of other mature shares which have a fair market value on the date of exercise equal to the aggregate exercise price, or (c) any combination of the foregoing.

      Cash-Out Option. Upon receipt of written notice of exercise, the Compensation Committee may offer to buy out a participant’s options by paying a participant cash in an amount equal to the difference between the excess of the fair market value of such shares over the exercise price of the shares subject to the option.

      No Rights as a Stockholder. Until a stock certificate evidencing issued shares for which a stock option is exercised, a participant shall have no right to vote or receive dividends or any other rights as a stockholder with respect to the shares of the Company’s common stock subject to such stock option, notwithstanding the exercise of such stock option.

      Termination of Relationship as Director. If a participant ceases to be a director other than for “cause” (as defined in the Directors Plan), the vested portion of any stock option held by such person may generally be exercised for a period equal to the shorter of (a) three years from the date of termination or (b) the remaining term of the option.

      If a participant ceases to be a director by reason of death, the vested portion of any stock option held by such person may generally be exercised for a period equal to the shorter of (a) three years from the date of termination or (b) the remaining term of the option, unless the Compensation Committee determines otherwise.

      If a participant is terminated for “cause,” any unexercised portion of any option held by such person terminates immediately and is no longer exercisable.

Restricted Stock

      Awards of Restricted Stock. Shares of restricted stock may be issued either alone or in addition to other awards granted under the Directors Plan or cash awards made outside of the Directors Plan. The Compensation Committee will determine the individuals to whom it will award restricted stock and will advise the recipient, by means of an award agreement, of the terms, conditions and restrictions related to the offer, the number of shares to be awarded, the time or times within which the award may be subject to forfeiture and any other terms and conditions of the award. The provisions of restricted stock awards need not be the same with respect to each recipient.

      Restriction Period. During a restricted period set by the Compensation Committee, the recipient of restricted stock will not be permitted to sell, assign, transfer, pledge or otherwise encumber the shares of restricted stock. The Compensation Committee may provide for the lapse of such restrictions in installments or otherwise and may accelerate or waive such restrictions based on a period of service of the recipient, performance of the recipient or of the Company or such other factors as the Compensation Committee may determine.

      Rights as a Stockholder. Subject to any restrictions set forth in the award agreement, a recipient of restricted stock will possess all of the rights of a holder of common stock of the Company, including the right to vote and receive dividends. However, unless otherwise determined by the Compensation Committee or as otherwise provided in the Directors Plan, cash dividends on the shares of common stock that are the subject of the award shall be automatically deferred and reinvested in additional restricted stock and dividends payable in common stock shall be paid in the form of restricted stock. The Compensation Committee may require that the certificates representing shares of restricted stock be held in custody by the Company until the restrictions have lapsed.

      Termination of Relationship as a Director. Unless otherwise provided in an award agreement or under the Directors Plan, in the event a participant ceases to be a director for any reason during the restricted period, the recipient will forfeit the right to the shares of restricted stock to the extent that the applicable restrictions have not lapsed at the time of such termination.

Deferral of Restricted Stock

      A participant may elect, at the Compensation Committee’s sole discretion and in accordance with the terms of the Directors Plan, to defer ownership of shares of restricted stock until a future date (no later than termination of service as a director). If a participant makes such an election, then, subject to applicable law, the participant may be able to defer recognition of ordinary income until such shares are actually received or until termination of service as a director, whichever is later.

Other Awards

      Stock Appreciation Rights. The Compensation Committee may grant a right to receive the excess of the fair market value of shares of the Company’s common stock on the date the stock appreciation right is exercised over the fair market value of such shares on the date the stock appreciation right was granted. Such spread may, in the sole discretion of the Compensation Committee, be paid in cash or common stock or a combination of both. Stock appreciation rights may not be exercised earlier than six months from the date of their grant.

      Other Stock-Based Awards. The Compensation Committee may, in its discretion, grant other stock-based awards which are related to or serve a similar function to the awards described above.

Other Provisions

Non-Transferability of Awards

      Unless otherwise provided by the Compensation Committee in the award agreement, stock options, shares of restricted stock and other awards granted under the Directors Plan may not be sold, pledged, assigned or disposed of in any manner, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of ERISA. During a participant’s lifetime, options and other awards under the Directors Plan may be exercised only by the participant, his or her guardian or legal representative, or an alternate payee pursuant to a qualified domestic relations order.

Termination and Amendment

      The Directors Plan provides that the Board may generally amend, alter, suspend or terminate the Directors Plan and the Compensation Committee may prospectively or retroactively amend any or all of the terms of awards granted under the Directors Plan, so long as any such amendment does not impair the rights of any recipient without the recipient’s consent. Stockholder approval is required for any material Directors Plan amendment or any amendment necessary to comply with Section 422 of the Code or any other applicable laws or stock exchange requirements.

Antidilution Provisions

      Subject to any required action by the stockholders of the Company, the number of shares of common stock covered by each outstanding award (and the purchase or exercise price thereof), and the number of shares of common stock which have been authorized for issuance under the Directors Plan but as to which no awards have yet been granted (or which have been returned to the Directors Plan upon cancellation or expiration of an award) will be proportionately adjusted to prevent dilution or enlargement of rights in the event of any stock split, stock dividend, combination or reclassification of the common stock or other relevant capitalization change.

Prohibition on Loans to Participants

      The Company may not lend money to any participant under the Directors Plan for the purpose of paying the exercise or base price associated with any award or for the purpose of paying any taxes associated with the exercise or vesting of an award.

New Plan Benefits Table

      Subject to stockholder approval of the Directors Plan, the Compensation Committee has determined the grants of awards to directors under the Directors Plan for the following year. Effective as of the date of the Annual Meeting, each Director will receive options to acquire 13,334 shares of common stock at a price equal to the fair market value of a share of our common stock on the date of grant. In addition, on the same date Directors will receive a grant of 1,500 shares of restricted stock, which will vest ratably over a period of three years from the date of grant. Based upon the proposed grant of awards by the Compensation Committee, the eight non-executive officer directors nominated for election at the Annual Meeting as a group would be entitled to receive options to purchase common stock and restricted stock equal to 118,672 shares of common stock. However, the exact dollar value of the options will depend on the exercise price of the options, which will be the market price of the Company’s common stock on the date of grant, and the exact dollar value of the restricted stock granted will equal the market price of the common stock on the date of vesting of such awards, subject to any permissible deferral. Accordingly, the exact dollar value of these awards is not presently determinable. No benefits or amounts have been received under the Directors Plan. Because awards under the Directors Plan are discretionary, no awards, other than those described above, are determinable at this time.

Tax Matters

Certain Federal Income Tax Consequences

      The following is a brief summary of the principal federal income tax consequences of the grant and exercise of stock options awarded under the Directors Plan and the subsequent disposition of shares acquired upon such exercise. Also discussed are the tax consequences of the receipt of restricted stock and certain other awards under the Directors Plan. This summary is based upon the provisions of the Code as in effect on the date of this proxy statement, current regulations adopted and proposed thereunder and existing judicial decisions, as well as administrative rulings and pronouncements of the Internal Revenue Service (all of which are subject to change, possibly with retroactive effect). This summary is not intended to be exhaustive and does not describe all federal, state or local tax laws. Furthermore, the general rules discussed below may vary, depending upon the personal circumstances of the individual holder. Accordingly, participants should consult a tax advisor to determine the income tax consequences of any particular transaction.

      Taxation of Non-Qualified Stock Options. In general, a participant will not recognize any income upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, however, a participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the NQO Stock on the date of exercise over the exercise price (i.e., the “spread”) and the Company will be entitled to a deduction in an equal amount, which may be limited by Section 162(m) of the Code.

      Upon subsequent sales of NQO Stock, the participant may realize short-term or long-term capital gain or loss, depending upon the holding period of the shares, if such shares constitute capital assets in the participant’s hands. The gain or loss will be measured by the difference between the sales price and the tax basis of the shares sold. The tax basis for this purpose generally will be the sum of the exercise price and the amount of ordinary income recognized by the participant as a result of exercise.

      Payment of the Exercise Price in Shares. If a stock option is exercised and payment of the exercise price is made using previously acquired mature shares, a participant generally will not recognize gain or loss with respect to such previously acquired mature shares. The participant’s basis in the newly acquired shares received in exchange for an equal number of previously acquired mature shares will generally be the same as his or her basis in the previously acquired mature shares. For any additional newly acquired shares, the participant’s basis generally will be the amount of any additional cash paid by the participant increased by the amount of ordinary income recognized by the participant for federal income tax purposes upon the exercise of the option.

      Taxation of Restricted Stock. In general, except in the case of a Section 83(b) election (as discussed below), a participant will not incur any tax upon the grant of shares of stock which are subject to a substantial risk of forfeiture. However, when the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the applicable shares at such time less the amount, if any, paid for such shares, unless the participant has made a Section 83(b) election with respect to such shares or has elected to defer ownership of such shares, as discussed below.

      If a participant makes a Section 83(b) election within 30 days of a grant of restricted stock, the participant will recognize ordinary income at the time of grant in an amount equal to the difference between the fair market value of the restricted shares on the grant date and the amount, if any, paid for such restricted shares. If the participant makes such an election, he or she will not recognize any further income with respect to such shares as the restrictions lapse.

      If a participant holds the restricted stock as a capital asset after the earlier of either (1) the vesting of such restricted stock or (2) the making of a timely Section 83(b) election with respect to such restricted stock, any subsequent gain or loss will be taxable as long-term or short-term capital gain or loss, depending upon the holding period. For this purpose, the basis in the restricted stock will be equal to the sum of the amount (if any) paid for the restricted stock and the amount included in ordinary income as a result of the vesting event or Section 83(b) election, as applicable.

      A participant who elects, at the Committee’s sole discretion and in accordance with the requirements of the Directors Plan, to defer ownership of shares of restricted stock will generally not be subject to tax until such time as the shares are actually received or otherwise made available (no later than termination of service as a director). Such election must be made before the beginning of the calendar year during which such shares would otherwise be issued (or within 30 days after the director first becomes eligible or the Directors Plan is first effective). The amount of such taxable income will be the fair market value of the shares at the time when such shares are actually received or otherwise made available. Any subsequent gain or loss would be taxable as long-term or short-term capital gain or loss, depending upon the holding period, assuming such shares are held as a capital asset.

      In general, at the time a participant recognizes ordinary income with respect to the restricted stock, the Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, which deduction may be limited by Section 162(m) of the Code.

      Taxation of Stock Appreciation Rights. In general, a participant will not recognize taxable income at the time that a stock appreciation right is granted. Upon the exercise of a stock appreciation right, the holder generally will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of any property received. Upon the exercise of a stock appreciation right, the Company generally will be entitled to a deduction equal to the amount of ordinary income that the participant is required to recognize as a result of the exercise, which deduction may be limited by Section 162(m) of the Code.

Taxation of Other Stock Based Awards

      Other awards may be granted under the Plan. Since the amount, character and timing of income recognized in connection with such awards will vary depending upon the specific terms and conditions of such awards, no information regarding the tax consequences of the receipt of such awards may be provided at this time.

      The Board recommends that you vote “FOR” the approval of the Directors Plan. Proxies solicited by the Board will be voted “FOR” the approval of the Directors Plan unless instructions to the contrary are given.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Audit Committee has appointed Ernst & Young LLP, a registered independent accounting firm, as the Company’s independent auditors to audit its consolidated financial statements for the year ending December 31, 2004, subject to ratification of the appointment by the Company’s stockholders. During the 2003 fiscal year, Ernst & Young LLP served as the Company’s independent auditors and also provided certain tax and audit-related services. The Company has been advised by Ernst & Young LLP that neither it nor any of its members has any direct or indirect financial interest in the Company.

      Although the Company is not required to seek stockholder approval of this appointment, the Audit Committee and the Board believe it to be sound corporate practice to do so. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and the Audit Committee will reconsider the appointment. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.

      The Audit Committee recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as the company’s independent auditors. Proxies solicited by the Board will be voted “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors unless instructions to the contrary are given.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following tables set forth information, as of August 26, 2004, concerning:

•	beneficial ownership of the Company’s common stock by SZ Investments, LLC, Third Avenue Management L.L.C. and D. E. Shaw Laminar Portfolios, L.L.C., which are the only beneficial owners of 5% or more of the Company’s common stock;

•	beneficial ownership of the Company’s common stock by (i) all of the Company’s current directors and nominees for election as directors, (ii) those executive officers named in the Summary Compensation Table included in this proxy statement and (iii) all of the current directors and executive officers of the Company together as a group.

      The number of shares beneficially owned by each entity, person, current director or named executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the right to acquire within 60 days after the date of this table, through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such powers with his or her spouse, or dependent children within his or her household with respect to the shares set forth in the following table. Unless otherwise indicated, the address for all current executive officers and directors is c/o Danielson Holding Corporation, 2 North Riverside Plaza, Suite 600, Chicago, Illinois 60606

Common Stock Ownership of Certain Beneficial Owners

	Number of Shares	Approximate
Name and Address	Beneficially Owned(1)	Percent of Class

SZ Investments LLC(2)	11,796,442	16.20%
Two North Riverside Plaza
Chicago, Illinois 60606
Third Avenue Management LLC(3)	4,535,622 (4)	6.23%
622 Third Avenue, 32nd floor
New York, New York 10017
D. E. Shaw Laminar Portfolios, L.L.C.(5)	13,629,222	18.72%
120 West Forth Fifth Street, Floor 39, Tower 45
New York, New York 10036

(1)	In accordance with provisions of the Company’s certificate of incorporation, all certificates representing shares of common stock beneficially owned by holders of five percent or more of the common stock are owned of record by the Company, as escrow agent, and are physically held by the Company in that capacity.

(2)	Samuel Zell, Chairman of the Board, was our President and Chief Executive Officer from July, 2002 until his resignation as of April 27, 2004 and has been a director since 1999. Philip Tinkler has been our Chief Financial Officer since January, 2003. William Pate has been a director since 1999. Each of Messrs. Zell, Tinkler and Pate is an executive officer of EGI and SZ Investments LLC.

(3)	Third Avenue Management LLC (“Third Avenue”), a registered investment advisor under Section 203 of the Investment Advisors Act of 1940, as amended, invests funds on a discretionary basis on behalf of investment companies registered under the Investment Company Act of 1940, as amended, and on behalf of individually managed separate accounts. Martin J. Whitman and David M. Barse, who are members of our Board, serve as officers of Third Avenue. Mr. Whitman also serves as an officer and a trustee of Third Avenue Trust and Mr. Barse serves as an officer and a trustee of Third Avenue Trust. Mr. Whitman was Chairman of our Board and Chief Executive Officer from July, 1996 until July, 2002. Mr. Barse was our President and Chief Operating Officer from July, 1996 until July, 2002.

(4)	The shares beneficially owned by Third Avenue are held by Third Avenue Value Fund Series of the Third Avenue Trust. These shares do not include the following shares held by each of Messrs. Whitman and

Barse: (i) 1,254,145 shares beneficially owned by Mr. Whitman (including 166,426 shares owned by Mr. Whitman’s wife and 318,496 shares beneficially owned by a private investment company of which Mr. Whitman is the principal shareholder), and (ii) 486,932 shares beneficially owned by Mr. Barse (including shares underlying currently exercisable options to purchase an aggregate of 138,425 shares of common stock).

(5)	Does not include the number of shares of common stock which D. E. Shaw Laminar Portfolios, L.L.C. will have the right to purchase in a rights offering of up to 3,000,000 shares of our common stock at a purchase price of $1.53 per share which the Company is required to conduct in order to satisfy its obligations as the sponsor of the plan of reorganization of Covanta. The rights offer will be made solely to holders of the $100,000,000 of principal amount of 9.25% Debentures due 2002 issued by Covanta that voted in favor of Covanta’s second reorganization plan on January 12, 2004. On January 12, 2004, holders of $99,600,000 in principal amount of 9.25% Debentures voted in favor of the plan of reorganization and are eligible to participate in the rights offering. As of January 12, 2004, D. E. Shaw Laminar held approximately $10.4 million of the 9.25% Debentures and would be entitled to purchase up to approximately 313,253 shares of common stock. The Company intends to file a registration statement with the Securities and Exchange Commission with respect to such rights offering and the statements contained herein shall not constitute an offer to sell or the solicitation of an offer to buy shares of the Company’s common stock. Any such offer or solicitation will be made in compliance with all applicable securities laws.

Equity Ownership of Management

	Number of Shares		Approximate
Name and Address	Beneficially Owned(1)		Percent of Class

Samuel Zell	11,938,684	(2)	16.37%
David M. Barse	5,022,554	(3)	6.88%
Ronald J. Broglio	0		*
Peter C.B. Bynoe	0		*
Michael C. Hagan	52,671		*
(President and Chief Executive Officer of ACL May 29, 2002-October 31, 2003)
Richard L. Huber	75,597	(4)	*
Eugene M. Isenberg	317,379	(5)	*
William Pate	161,642		*
Jean Smith	0		*
Joseph P. Sullivan	86,665	(6)	*
Philip G. Tinkler	25,604		*
Martin J. Whitman	5,789,767	(7)	7.95%
Clayton C. Yeutter	36,665	(8)	*
All Officers and Directors as a group (13 persons)	23,454,557		32.05	%(9)

*	Percentage of shares beneficially owned does not exceed one percent of the outstanding common stock.

(1)	In accordance with provisions of the Company’s certificate of incorporation, all certificates representing shares of common stock beneficially owned by holders of five percent or more of the common stock are owned of record by the Company, as escrow agent, and are physically held by the Company in that capacity.

(2)	Includes 11,796,442 shares of common stock owned by SZ Investments, LLC, which is indirectly owned by trusts established for the benefit of Mr. Zell and members of his family. Also includes shares underlying currently exercisable options to purchase 129,166 shares of common stock at an exercise price of $3.37 per share owned by EGI, also indirectly owned by trusts established for the benefit of Mr. Zell and members of his family and 13,076 shares owned by the Helen Zell Revocable Trust, as to which Mr. Zell disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(3)	Includes 4,535,622 shares beneficially owned by Third Avenue, which is affiliated with Mr. Barse. Mr. Barse disclaims beneficial ownership of these shares. Also includes shares underlying currently exercisable options to purchase 50,000 shares of common stock at an exercise price of $5.69, shares underlying currently exercisable options to purchase 50,000 shares of common stock at an exercise price of $7.06 and shares underlying currently exercisable options to purchase 38,425 shares of common stock at an exercise price of $5.31.

(4)	Includes 12,453 shares of vested restricted stock and 12,453 unvested shares of restricted stock issued to Mr. Huber. Also includes shares underlying currently exercisable options to purchase 13,333 shares of common stock at an exercise price of $4.26.

(5)	Includes 284,776 shares owned by Salmon Atlas, a partnership controlled by Mr. Isenberg and his wife.

(6)	Includes shares underlying currently exercisable options to purchase 50,000 shares of common stock at an exercise price of $5.78 and shares underlying currently exercisable options to purchase 13,333 shares of common stock at an exercise price of $4.26.

(7)	Includes 4,535,622 shares of common stock beneficially owned by Third Avenue, which is affiliated with Mr. Whitman. Also includes 318,496 shares of common stock beneficially owned a private investment company of which Mr. Whitman is the principal shareholder and 166,426 shares of common stock beneficially owned by Mr. Whitman’s wife.

(8)	Includes shares underlying currently exercisable options to purchase 13,333 shares of common stock at an exercise price of $4.26.

(9)	Includes shares underlying currently exercisable options to purchase 357,590 shares of common stock that our directors and executive officers have the right to acquire within 60 days of the date of this table.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC and the American Stock Exchange initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Executive officers, directors and greater than ten-percent stockholders are required by Federal securities regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based upon a review of filings with the SEC and/or written representations from certain reporting persons, the Company believes that all of its directors, executive officers and other Section 16 reporting persons complied during fiscal 2003 with the reporting requirements of Section 16(a) except that Mr. Zell filed late one Form 4 with respect to shares held by his spouse as trustee of a revocable trust.

EXECUTIVE COMPENSATION

      The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company, or its subsidiary companies or their predecessors for 2001 through 2003 of those persons who served as (i) the Chief Executive Officer during 2003, (ii) the most highly compensated executive officer employed by the Company as of December 31, 2003, and (iii) the former Chief Executive Officer and director of ACL, formerly a significant subsidiary of the Company, but who was not serving as an executive officer on December 31, 2003 (collectively, the “Named Executive Officers”):

Summary Compensation Table

					Long-Term
					Compensation

					Awards
		Annual
		Compensation(4)			Restricted	Securities
Name and				Other Annual	Stock	Underlying	All Other
Principal Position	Year	Salary	Bonus(1)	Compensation(2)	Awards(3)	Options	Compensation(4)

Samuel Zell(5)	2003	$200,000
President and Chief Executive Officer (July 24, 2002– April 27, 2004)	2002	$87,949
Michael C. Hagan(6)	2003	$262,500		$7,700			$292,920
President and Chief Executive Officer	2002	$315,000	N/A	$9,240	$556,205	$210,000	$52,007
ACL, formerly a significant subsidiary of the Company (May 29, 2002 to October 31, 2003)
Philip G. Tinkler	2003	$68,750
Chief Financial Officer (January 22, 2003–Present)

(1)	No bonuses were paid to Named Executive Officers in 2003.

(2)	Consists of automobile allowance only.

(3)	Consists of the dollar value of restricted stock awards (calculated by multiplying the number of shares awarded by the closing market price of the Company’s common stock on the date of the grant — which was $6.16 as of the May 29, 2002 grant date) to certain members of ACL management made in restricted Company common stock as part of the Company’s recapitalization whereby Mr. Hagan, who held preferred membership units in American Commercial Holdings LLC (“ACL Holdings”) at the time of the Company’s recapitalization abandoned those units to ACL Holdings for no consideration and received 90,293 shares of restricted Company common stock for his continued employment with ACL, 60,195 of such shares were forfeited upon Mr. Hagan’s termination of employment.

(4)	Amounts shown include the 2002 above-market portion of earnings on a CSX Corporation deferred compensation program available to Mr. Hagan through his employment at ACL in the amount of $29,621. Amounts shown also include life insurance premium payments made on behalf of Mr. Hagan in the amount of $5,433; matching contributions made by ACL in conjunction with deferral of salary or bonus to a supplementary savings plan on behalf of Mr. Hagan in the amount of $9,450; and payment for the provision of tax services for Mr. Hagan in the amount of $1,991. Amounts for 2002 also include matching contributions made by ACL to Mr. Hagan to the ACL 401(k) plan in the amount of $5,512.

For 2003, includes severance pay of $275,000; life insurance premium payment made on behalf of Mr. Hagan in the amount of $2,901; payment for the provision of tax services for Mr. Hagan in the amount of $2,903; and accrued vacation pay of $12,116.

(5)	Mr. Zell resigned as President and Chief Executive Officer of the Company on April 27, 2004 and Jeffrey R. Horowitz was appointed, effective April 27, 2004, to serve as President and Chief Executive Officer of the Company on an interim basis.

(6)	Amounts shown for Mr. Hagan were paid by ACL, formerly a significant subsidiary of the Company as of December 27, 2002 and until January 31, 2003.

Option/ SAR Grants

      There were no stock options or stock appreciation rights granted to the Company’s Named Executive Officers in 2003.

      The following table sets forth the number of securities underlying unexercised options held by each of the Named Executive Officers and the value of such options at the end of fiscal 2003:

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

Number of
			Securities Underlying	Value of Unexercised
			Unexercised Options	In-the-Money Options
	Shares Acquired	Value	at Fiscal Year End	at Fiscal Year End
Name	on Exercise	Realized	Exercisable/Unexercisable	Exercisable/Unexercisable(1)

Samuel Zell	N/A	N/A	0/0	$0/0
Michael C. Hagan	N/A	N/A	26,250/0	$0/0
Philip G. Tinkler	N/A	N/A	4,166/834	$0/0

(1)	Value of unexercised options at fiscal year-end represents the difference between the exercise price of any outstanding in-the-money options and $2.95, the mean value of the Company’s common stock on December 31, 2003. All outstanding options have exercise prices in excess of $2.95 and, as a result, none of the options have value as of December 31, 2003.

Equity Compensation Plan Information

      The following table sets forth information regarding the number of securities which could be issued upon the exercise of outstanding options, the weighted average exercise price of those options and the number of securities remaining for future issuance under the 1995 Plan as of December 31, 2003. The Company does not have any equity compensation plans that have not been approved by its security holders.

Number of Securities
Remaining Available
	Number of Securities		for Future Issuance
	to Be Issued	Weighted Average	Under Equity
	upon Exercise	Exercise Price	Compensation Plans
	of Outstanding Options,	of Outstanding Options,	(Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column A)(1)

	(A)	(B)	(C)
Equity Compensation Plans Approved by Security Holders	2,564,543	$4.79	2,141,048
Equity Compensation Plans Not Approved by Security Holders	N/A	N/A	N/A
TOTAL	2,564,543	$4.79	2,141,048 (1)

(1)	Assuming approval of the Employees Plan and the Directors Plan by the stockholders at the Annual Meeting, the Company intends to terminate the 1995 Plan and consequently, any future grants of options would be made under the Employees Plan or the Directors Plan, as applicable.

Employment Arrangements

      In connection with his retirement on October 31, 2003, a separation agreement between Michael C. Hagan and ACL was approved by the bankruptcy court administering ACL’s bankruptcy petition. Under this agreement, Mr. Hagan agreed, among other things, that he would (i) not compete with or solicit employees or customers from ACL during the period from the date of his retirement through June 30, 2004, and (ii) release ACL from all claims he may have against ACL, including any claims relating to his employment with and his separation from ACL, arising under any employment benefit program of ACL, relating to any severance or similar benefit program of ACL, and arising under any age discrimination laws. Under this separation agreement, Mr. Hagan also provided certain consulting services to ACL through June 30, 2004, including, advising ACL on asset dispositions, its bankruptcy proceedings, and certain customer and business transitional matters. In exchange for his agreements under the separation agreement, including his agreement not to compete with ACL and his release of claims, Mr. Hagan received $275,000 in addition to a $25,000 per month payment for his consulting services performed thereunder. Mr. Hagan participates in ACL’s group medical and dental insurance plans for two years after his separation and maintains his participation under ACL’s pension plan and 401(k) plan.

      Also in connection with his retirement from ACL, Mr. Hagan agreed with the Company to extend the period during which Mr. Hagan can exercise options to acquire 26,250 shares of the Company’s common stock to the one-year period running from his retirement date through October 31, 2004. Under this agreement, the Company and Mr. Hagan mutually agreed to waive and release the other from all claims that may have existed between them, other than any arising under the Company’s or any of its subsidiaries’ indemnification obligations to its current and former directors, members, officers or board of representative members.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      SZ Investments, LLC (“SZI”), a company affiliated with Sam Zell, our Chairman of the Board, William Pate, a member of our Board and Philip Tinkler, our Chief Financial Officer, is a holder through its affiliate, HY I Investments, L.L.C. (“HYI”), of approximately 42% of the senior notes and payment-in-kind notes of ACL, an unconsolidated subsidiary of the Company. In addition, the Company has agreed to provide SZI unlimited demand registration rights with respect to the ACL notes held by HYI. ACL is currently is currently subject to Chapter 11 bankruptcy proceedings. As a result, a special committee of our board of directors was formed in November 2002, composed solely of disinterested directors, to oversee our investment in ACL and its related Chapter 11 bankruptcy proceedings.

      We have entered into a corporate services agreement dated as of September 2, 2003, pursuant to which Equity Group Investments, L.L.C., referred to in this proxy statement as “EGI,” has agreed to provide certain administrative services to us, including, among others, shareholder relations, insurance procurement and management, payroll services, cash management, tax and treasury functions, technology services, listing exchange compliance and financial and corporate record keeping. Samuel Zell, Chairman of our Board, is also the Chairman of EGI, and Philip Tinkler, our Chief Financial Officer and William Pate, a member of our Board, are also executive officers of EGI. Under the agreement, we pay to EGI $20,000 per month plus specified out-of-pocket fees and expenses incurred by EGI under this corporate services agreement. Either party may terminate this corporate services agreement on 30 days written notice. The Company and EGI intend to terminate this agreement with the integration of Covanta’s operations with the Company’s prior to December 31, 2004.

      We also had entered into a non-exclusive investment advisory agreement dated April 14, 1999 with EGI pursuant to which EGI had agreed to provide upon our request, investment banking services in connection with potential transactions. In addition, in the event that a transaction was consummated for which our board of directors determined that EGI provided material services, EGI would be entitled to a fee from us in the amount of 1% of the aggregate consideration in connection with such transaction, including indebtedness assumed or outstanding. As a result of services provided to us during our recapitalization in 2002, we agreed with EGI that a fee of $3.0 million was payable to EGI. We also agreed to reimburse, upon request, EGI’s out-of-pocket expenses related to services provided under the investment advisory agreement. We did not pay any fees for services in 2003 to EGI. On December 1, 2003 we terminated this agreement with EGI. In addition, for providing a standby commitment to purchase any of our shares that were unsubscribed in a prior rights offering conducted by us as part of our acquisition of ACL, we paid SZI a fee of $1.0 million.

      As part of the investment and purchase agreement dated as of December 2, 2003 pursuant to which the Company agreed to acquire Covanta, the Company arranged for a new replacement letter of credit facility for Covanta, secured by a second priority lien on Covanta’s available domestic assets, consisting of commitments for the issuance of standby letters of credit in the aggregate amount of $118 million. This financing was provided by SZI, Third Avenue Trust, on behalf of Third Avenue Value Fund Series (“Third Avenue”) and D. E. Shaw Laminar Portfolios, L.L.C., a significant creditor of Covanta (“Laminar” and together with SZI and Third Avenue, the “Bridge Lenders”). Each of SZI, Third Avenue and Laminar or an affiliate own over 5% of the Company’s common stock. Samuel Zell, Chairman of the Board, Philip G. Tinkler, Chief Financial Officer of the Company and William Pate, a director of the Company, are affiliated with SZI. Martin Whitman and David Barse, directors of the Company, are affiliated with Third Avenue. This second lien credit facility has a term of five years. The letter of credit component of the second lien credit facility requires cash collateral to be posted for issued letters of credit in the event Covanta has cash in excess of specified amounts. Covanta also paid an upfront fee of $2.36 million upon entering into the second lien credit agreement, and will pay (1) a commitment fee equal to 0.5% per annum of the daily calculation of available credit, (2) an annual agency fee of $30,000, and (3) with respect to each issued letter of credit an amount equal to 6.5% per annum of the daily amount available to be drawn under such letter of credit. Amounts paid with respect to drawn letters of credit bear interest at the rate of 4.5% over the base rate on issued letters of credit, increasing to 6.5% over the base rate in specified default situations. Subsequent to the signing of the investment and purchase agreement, each of the Bridge Lenders assigned approximately 30% of their participation in the second lien letter of credit facility to Goldman Sachs Credit Partners, L.P. and Laminar assigned the remainder of its participation in the second lien letter of credit facility to TRS Elara, LLC.

      The Company obtained the financing for its acquisition of Covanta pursuant to a note purchase agreement dated December 2, 2003, from the Bridge Lenders. Pursuant to the note purchase agreement, the Bridge Lenders provided the Company with $40 million of bridge financing in exchange for notes issued by the Company. The Company repaid the notes with the proceeds from a rights offering of common stock of the Company which was completed in June 2004 and in connection with the conversion of a portion of the note held by Laminar into 8.75 million shares of common stock of the Company pursuant to the note purchase agreement. In consideration for the $40 million of bridge financing and the arrangement by the Bridge Lenders of the $118 million second lien credit facility and the arrangement by Laminar of a $10 million international revolving credit facility secured by Covanta’s international assets, the Company issued to the Bridge Lenders an aggregate of 5,120,853 shares of common stock.

      In connection with the note purchase agreement, the Company agreed with the Bridge Lenders to file a registration statement with the SEC to register the shares of common stock issued to them under the note purchase agreement. The Company registered such shares of common stock with the SEC under a registration statement which was declared effective on August 24, 2004.

      As part of the Company’s negotiations with Laminar and their becoming a 5% shareholder, pursuant to a letter agreement dated December 2, 2003, Laminar has agreed to transfer restrictions on the shares of common stock that Laminar acquired pursuant to the note purchase agreement. Further, in accordance with the transfer restrictions contained in Article Five of the Company’s charter restricting the resale of the Company’s common stock by 5% stockholders, the Company has agreed with Laminar to provide it with limited rights to resell the common stock that it holds.

      Also in connection with the financing for the acquisition of Covanta, we have agreed to pay up to $0.9 million in the aggregate to the Bridge Lenders as reimbursement for expenses incurred by them in connection with the note purchase agreement.

      The arrangements described above are each on terms and conditions that we believe are in the aggregate not materially more burdensome to us than would be obtained on an arm’s-length basis among unaffiliated parties.

      Clayton Yeutter, a director of the Company, is of counsel to the law firm of Hogan & Hartson LLP. Hogan & Hartson provided Covanta with certain legal services during 2003 and continues to do so in the current fiscal year. Mr. Yeutter does not directly or indirectly benefit from those fees and the Board has determined that such relationship does not interfere with Mr. Yeutter’s exercise of independent judgment as a director.

BOARD OF DIRECTORS COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors (the “Committee”) during 2003 was comprised of three independent directors under applicable American Stock Exchange listing standards. The Committee provided the following report on executive compensation during 2003 as required by applicable securities regulations and the Committee’s charter:

      The Committee’s overriding goal continues to be to structure compensation in a way that will attract and retain highly qualified executives who will conduct the business of the Company in a manner that will maximize stockholder value.

      Upon becoming Chief Executive Officer of the Company in 2002, Mr. Zell’s annual base salary was established at $200,000. This is the same as the annual base salary that was previously paid to Mr. Whitman, the prior Chief Executive Officer of the Company.

      In 2003, the Company tried to balance its desire not to take significant additional cash out of the Company in the form of executive compensation while searching for opportunities to meet its goal of maximizing stockholder values with the reality of the extensive efforts which each of these executives undertakes in overseeing the Company’s operations as well as identifying and negotiating potential opportunities on behalf of the Company. The Company was able to retain Mr. Zell at his level of base compensation in part because Mr. Zell is employed by affiliates of the Company. The Committee continues to believe that it was appropriate to maintain these compensation levels for its executive officers. The Committee will continue to review bonus compensation in light of the Company’s achievements in any given year and the role the executives play in those achievements.

      In addition to the cash compensation of its executives, the Company granted stock options during the year under its 1995 Stock and Incentive Plan (the “1995 Plan”).

      In making determinations regarding compensation for its chief executive officer in particular, and its other executive officers, in general, the Committee does not rely upon quantitative measures or other measurable objective indicia, such as earnings or specifically weighted factors or compensation formulae. In light of the fact that the Company, at the parent-company level, is a holding company with a small staff responsible for numerous and diverse areas of the Company’s business and management, and given the high level of awareness each executive has of the others’ activities and contributions, the Committee evaluates executive performance and reaches compensation decisions based, in part, upon the recommendations of the Company’s executives.

      Finally, the Committee notes that Section 162(m) of the Internal Revenue Code, in most circumstances, limits to $1 million the deductibility of compensation, including stock-based compensation, paid to top executives by public companies. None of the 2003 compensation paid to the executive officers named in the Summary Compensation Table exceeded the threshold for deductibility under Section 162(m).

The Danielson Holding Corporation Compensation Committee:

Joseph P. Sullivan, Chairman
Peter C.B. Bynoe (as of July 19, 2004)
Eugene Isenberg
Clayton Yeutter

Compensation Committee Interlocks and Insider Participation

      During 2003, David Barse, Joseph P. Sullivan, Eugene Isenberg and Clayton Yeutter were members of the Compensation Committee. Mr. Barse resigned from the Compensation Committee on March 5, 2004. None of the persons who served as members of the Compensation Committee in 2003 was, during that year or previously, an officer or employee of the Company or any of its subsidiaries or had any other relationship requiring disclosure herein, except as follows:

      David Barse, is the Chief Executive Officer of Third Avenue Trust and Third Avenue, the sole investment advisor to the Third Avenue Value Fund Series of Third Avenue Trust. Third Avenue is the beneficial owner of over 5% of the common stock of the Company. Mr. Barse served also as the President and Chief Operating Officer of the Company from July 1996 until July 24, 2002. Please see “Certain Relationships and Related Party Transactions” above for a description of Third Avenue’s transactions with the Company in connection with the note purchase agreement dated December 2, 2003 and Third Avenue’s participation as a Bridge Lender pursuant thereto.

      Clayton Yeutter is of counsel to the law firm of Hogan & Hartson LLP, which provided Covanta with certain legal services during 2003 and continues to do so in the current year. Mr. Yeutter does not directly or indirectly benefit from those fees and the Board has determined that such relationship does not interfere with Mr. Yeutter’s exercise of independent judgment as a director.

Pension Plans

      In 2003, the Company did not offer a pension benefit. National American Insurance Company of California (“NAICC”) and Covanta each offer certain pension and retirement benefits.

Benefit Plans

      In 2003, the Company did not offer employee benefits. However, Mr. Hagan participated in the ACL 401(k) plan and received health benefits through ACL. NAICC and Covanta each offer certain benefit plans.

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of the Company’s Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of four directors. Each of the current directors is independent as defined by the American Stock Exchange listing standards. The Audit Committee operates under a written charter and key practices approved by the Board. A copy of the charter and key practices are attached hereto as Appendix A.

      Management is responsible for the Company’s internal controls and financial reporting process. Ernst & Young LLP (“Ernst & Young”), a registered independent public accounting firm and the Company’s independent auditors for 2003, are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

      In connection with these responsibilities, the Audit Committee met with management and Ernst & Young to review and discuss the December 31 2003 financial statements. The Audit Committee also discussed with Ernst & Young the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosure from Ernst & Young required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Ernst & Young the firm’s independence.

      Based upon the Audit Committee’s discussions with management and Ernst & Young, and the Audit Committee’s review of the representations of management and Ernst & Young, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

The Danielson Holding Corporation Audit Committee

Richard L. Huber, Chairman
Jean Smith (as of March 5, 2004)
Joseph P. Sullivan
Clayton Yeutter

INDEPENDENT AUDITORS FEES

      The following table shows the fees that the Company paid for audit, audit-related, and tax services rendered by Ernst & Young for the years ended December 31, 2003 and December 27, 2002:

Services	2003	2002

Audit Fees	$844,790	$1,106,942
Audit-Related Fees	$292,395	$79,805
Tax Fees	$407,199	$124,860
All Other Fees	$—	$—

Total	$1,544,384	$1,311,607

      Audit Fees. This category includes the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q or services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes services normally provided by Ernst & Young in connection with statutory and regulatory filings or engagement for each of the referenced years. Fees also include statutory and financial audits for subsidiaries of the Company.

      Audit-Related Fees. This category consists of assurance and related services provided by Ernst & Young that are reasonably related to the performance of an audit or review of the Company’s financial statements and are not reported above under “Audit Fees.” These services were primarily related to financial statement audits of ACL’s and NAICC’s employee benefit plans in both 2003 and 2002, as well as accounting consultations in connection with the Covanta acquisition and ACL bankruptcy considerations in 2003.

      Tax Fees. This category consists of professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning. The services for fees under this category in 2003 were related principally to tax compliance services for U.S. federal and state and foreign tax returns, as well as tax consulting services for subsidiaries. The services for fees under this category in 2002 were for tax compliance and consulting services.

      All Other Fees. This category consists of any other products or services provided by Ernst & Young not described above. Ernst & Young did not bill any fees that would be categorized as “all other fees” during either of the years ended December 31, 2003 and December 27, 2002.

Audit Committee’s Pre-Approval Policies and Procedures

      In March 2004, the Board, upon the recommendation of the Audit Committee, adopted an amended and restated Audit Committee Charter and Audit Committee Key Practices, which require the Audit Committee to pre-approve all permitted non-audit services. It is the Audit Committee’s practice to restrict the non-audit services that may be provided to the Company by the Company’s independent auditors primarily to tax services and merger and acquisition due diligence and integration services, and then only when the services offered by the auditor’s firm are more effective or economical than services available from other providers, and, to the extent possible, only after competitive bidding for such services.

      In pre-approving the services generating fees in 2003, the Audit Committee has not relied on the de minimis exception to the SEC pre-approval requirements applicable to audit-related, tax and all other permitted non-audit services.

Change in Independent Accounting Firm

Danielson

      During 2002, KPMG LLP (“KPMG”) served as the Company’s principal independent accounting firm until July 25, 2002. On July 25, 2002, KPMG’s appointment as the Company’s principal independent accounting firm was terminated and Ernst & Young was engaged as the Company’s principal independent accounting firm. The decision to change accounting firms was made by the Audit Committee of the Board. Prior to such change, the Company actively considered whether it was advisable to change firms following the Company’s acquisition of ACL, whose business was different from the Company’s traditional areas. The Company solicited bids from a group of accounting firms, including KPMG, and on the basis of that information the Audit Committee determined that the Company should change accounting firms.

      In connection with the audits of the two fiscal years ended December 31, 2001 and December 31, 2000, and during the subsequent interim period through July 25, 2002, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

      KPMG did not audit the Company’s consolidated financial statements and its subsidiaries for the year ended December 31, 2002. The audit reports of KPMG on the consolidated financial statements of the Company and its subsidiaries for the years ended December 31, 2001 and December 31, 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

      During the Company’s fiscal years ended December 31, 2001 and December 31, 2000 and the subsequent interim period through July 25, 2002, the Company did not consult with Ernst & Young regarding any of the matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

      Ernst & Young has reviewed the disclosures contained in this Proxy Statement under the heading “Change in Independent Accounting Firm — Danielson” and concurs with the statements regarding Ernst & Young set forth herein. The Company has also provided KPMG with a copy of the disclosures contained herein. KPMG previously has furnished a letter to the SEC attached as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on August 1, 2002.

Covanta

      During 2003 and 2002, Deloitte & Touche LLP (“Deloitte & Touche”) served as Covanta’s principal independent accounting firm. On March 30, 2004, following the Company’s acquisition of Covanta, the Board of Directors of Covanta, upon recommendation of the Company’s Audit Committee, which committee also serves as Covanta’s Audit Committee, dismissed Covanta’s independent auditors, Deloitte & Touche, and engaged the services of Ernst & Young, the Company’s current independent auditors, as Covanta’s new independent auditors.

      During the two most recent fiscal years of Covanta ended December 31, 2003 and 2002 and the subsequent interim period through March 30, 2004, there were no disagreements between Covanta and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to Deloitte & Touche’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

      None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of Covanta ended December 31, 2003 and 2002 or the subsequent interim period through March 30, 2004.

      The audit reports of Deloitte & Touche on the consolidated financial statements of Covanta for the fiscal years ended December 31, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports included explanatory paragraphs with respect to Covanta’s adoption of Statements of Financial Accounting Standards No. 143, “Accounting for Asset Retirement Obligations”, No. 142, “Goodwill and Other Intangible Assets”, No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets” and No. 133, “Accounting for Derivative Instruments and Hedging Activities”, as amended, and the uncertainty of Covanta continuing as a going concern and that such financial statements did not reflect or provide for the consequences of Covanta’s bankruptcy proceedings.

      During the two most recent fiscal years ended December 31, 2003 and 2002, and through March 30, 2004 (the date Ernst & Young was appointed), Covanta did not consult with Ernst & Young regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

      Ernst & Young has reviewed the disclosures contained in this Proxy Statement under the heading “Change in Independent Accounting Firm — Covanta” and concurs with the statements regarding Ernst & Young set forth herein. The Company has also provided Deloitte & Touche with a copy of the disclosures contained herein. Deloitte & Touche previously has furnished a letter to the SEC attached as Exhibit 16.1 to the Company’s Current Report on Form 8-K/ A filed on April 1, 2004.

PERFORMANCE GRAPH

      The following graph sets forth a comparison of the yearly percentage change in the Company’s cumulative total stockholder return on common stock with the Standard & Poor’s 500 Stock Index* and the NASDAQ Financial Sub Index.** The foregoing cumulative total returns are computed assuming (i) an initial investment of $100, and (ii) the reinvestment of dividends at the frequency with which dividends were paid during the applicable years. The Company has never paid any dividends on shares of common stock. The graph below reflects comparative information for the five fiscal years of the Company beginning with the close of trading on December 31, 1998 and ending December 31, 2003. The stockholder return reflected below is not necessarily indicative of future performance.

*	The Standard & Poor’s 500 Stock Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

**	The NASDAQ Financial Sub Index (“NFSI”) is maintained by NASDAQ. As described by NASDAQ, the NFSI consists of 100 large financial organizations listed on the NASDAQ National Market.

INCORPORATION BY REFERENCE

      The Report of the Compensation Committee of the Board on Executive Compensation, the Audit Committee Report (including reference to the independence of the members of the Audit Committee) and the Stock Price Performance Graph above are not deemed to be filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference.

PROPOSALS AND NOMINATIONS BY STOCKHOLDERS

      In order for a proposal of a stockholder to be included in the proxy statement and form(s) of proxy relating to the Company’s 2005 annual meeting, the proposal must be received by the Company no later than May 10, 2005. In order to be considered for stockholder action at the Company’s 2005 annual meeting, a proposal of a stockholder must be received by the Company at its principal executive offices no later than July 24, 2005. All stockholder proposals should be directed to the attention of the Secretary of the Company at the address of the principal offices of the company as set forth on the first page of this proxy statement.

      Timely receipt of a stockholder’s proposal will satisfy only one of various conditions established by the SEC for inclusion in the Company’s proxy materials.

ANNUAL REPORT

      The Annual Report of the Company on Form 10-K for the year ended December 31, 2003 has been previously mailed to all stockholders of record.

By Order of the Board of Directors

DANIELSON HOLDING CORPORATION

DAVID S. STONE
Secretary

Dated: September 7, 2004

APPENDIX A

DANIELSON HOLDING CORPORATION

AUDIT COMMITTEE CHARTER
(As of March 5, 2004)

      The Audit Committee of the Board of Directors of Danielson Holding Corporation shall consist of a minimum of three Directors. Members of the Audit Committee shall be appointed annually by the Board of Directors upon the recommendation of the Nominating Committee and may be removed or replaced by the Board of Directors in its discretion. All members of the Audit Committee shall meet the independence requirements for Audit Committee members under the rules of the American Stock Exchange (“AMEX”) and applicable SEC rules and regulations. All members shall have sufficient financial experience and ability to enable them to discharge their responsibilities and at least one member shall be financially sophisticated as required under AMEX rules.

      The purpose of the Audit Committee shall be to assist the Board of Directors in its oversight of the integrity of the financial statements and accounting processes of the Corporation, of the Corporation’s compliance with legal and regulatory requirements, of the independence and qualifications of the independent auditor, and of the performance of the Corporation’s internal audit function and independent auditors.

      In furtherance of this purpose, the Audit Committee shall have the following authority and responsibilities:

1. To discuss with management and the independent auditor the annual audited financial statements and quarterly financial statements, including matters required to be reviewed under applicable legal, regulatory or AMEX requirements.

2. To discuss with management and the independent auditor, as appropriate, earnings press releases and financial information and earnings guidance provided to analysts and to rating agencies.

3. To recommend, for shareholder approval, the independent auditor to examine the Corporation’s accounts, controls and financial statements. The Audit Committee shall have the sole authority and responsibility to select, evaluate and if necessary replace the independent auditor. The Audit Committee shall have the sole authority to approve all audit engagement fees and terms and the Audit Committee, or a member of the Audit Committee, must pre-approve any non-audit service provided to the Corporation by the Corporation’s independent auditor.

4. To discuss with management and the independent auditor, as appropriate, any audit problems or difficulties and management’s response, and the Corporation’s risk assessment and risk management policies, including the Corporation’s major financial risk exposure and steps taken by management to monitor and mitigate such exposure.

5. To review the Corporation’s financial reporting and accounting standards and principles, significant changes in such standards or principles or in their application and the key accounting decisions affecting the Corporation’s financial statements, including alternatives to, and the rationale for, the decisions made.

6. To review and approve the internal corporate audit staff functions and internal audit and financial control procedures.

7. To review, with the Corporation’s chief financial officer or such others as the Audit Committee deems appropriate the Corporation’s internal system of audit and financial controls and the results of internal audits.

8. To obtain and review at least annually a formal written report from the independent auditor delineating: the auditing firm’s internal quality-control procedures; any material issues raised within the preceding five years by the auditing firm’s internal quality-control reviews, by peer reviews of the firm, or by any governmental or other inquiry or investigation relating to any audit conducted by the firm. The

Audit Committee will also review steps taken by the auditing firm to address any findings in any of the foregoing reviews.

9. To annually obtain, in order to assess auditor independence, a written statement from the Corporation’s independent auditor that delineates all relationships between the independent auditor and the Corporation, and to review such written statement and present its findings to the Board of Directors.

10. To prepare and publish an annual Audit Committee report in the Corporation’s proxy statement and SEC periodic reports.

11. To set policies for the hiring of employees or former employees of the Corporation’s independent auditor.

12. To review and investigate any matters pertaining to the integrity of management, including conflicts of interest, or adherence to standards of business conduct as required in the policies of the Corporation. This should include regular reviews of the compliance processes in general and the corporate ombudsman process in particular. In connection with these reviews, the Audit Committee will meet, as deemed appropriate, with the general counsel and other Corporation officers or employees.

      The Audit Committee shall meet separately at least quarterly with management and with the Corporation’s independent auditors.

      The Audit Committee shall have authority to retain such outside counsel, experts and other advisors as the Audit Committee may deem appropriate in its sole discretion. The Audit Committee shall have sole authority to approve and receive funding for related fees and retention terms.

      The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, as well as for confidential, anonymous submissions by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

      The Audit Committee shall report its recommendations to the Board of Directors after each Audit Committee meeting and shall conduct and present to the Board of Directors an annual performance evaluation of the Audit Committee. The Audit Committee shall review at least annually the adequacy of this Charter and internal control procedures and recommend any proposed changes to the Board of Directors for approval.

      The Audit Committee may adopt such additional procedures, consistent with this Charter, as the Audit Committee deems appropriate.

      This Audit Committee Charter will be made available on the Corporation’s website at www.danielsonholding.com.

DANIELSON HOLDING CORPORATION

AUDIT COMMITTEE KEY PRACTICES
(As of March 5, 2004)

      The Audit Committee has adopted the following key practices to assist it in undertaking the functions and responsibilities set forth in its charter:

1. Meetings. The Audit Committee will meet at least 4 times a year, generally on a day different than the regularly scheduled Board of Directors meeting to allow time for in-depth discussion.

2. Review of Financial Statements. The Audit Committee will review the Corporation’s 10-K in detail with the CEO, the CFO and the full Board of Directors. The Audit Committee will meet to review the Corporation’s 10-Q’s with the CFO. The Audit Committee will prepare any report required to be included in public filings by an audit committee pursuant to SEC rules or American Stock Exchange requirements.

3. Quarterly Review of CEO and CFO Certification Process. In conjunction with its reviews of the 10-K’s and 10-Q’s, the Audit Committee will also review the process for the CEO and CFO quarterly certifications required by the SEC with respect to the financial statements and the Corporation’s disclosure and internal controls, including any material changes or deficiencies in such controls.

4. Review of Earnings Releases and Information Provided to Analysts and Rating Agencies. The CFO shall review earnings releases with the Chairman of the Audit Committee prior to their release to the public. Prior to the event, the CEO or the CFO shall review with the Audit Committee, or the full Board of Directors, the substance of any presentations to analysts or rating agencies which constitute a shift in Corporation strategy or outlook. In addition, the CEO or CFO shall review subsequently with the Audit Committee, or the full Board of Directors, a summary of major presentations that have been given to analysts or rating agencies that do not constitute a shift in strategy or outlook.

5. Approval of Audit and Non-audit Services. In addition to approving the engagement of the independent auditor to audit the Corporation’s consolidated financial statements, the Audit Committee will approve all use of the Corporation’s independent auditor for non-audit services prior to any such engagement. To minimize relationships which could appear to impair the objectivity of the independent auditor, it is the Audit Committee’s practice to restrict the non-audit services that may be provided to the Corporation by the Corporation’s independent auditor primarily to tax services and merger and acquisition due diligence and integration services. The Corporation will obtain such limited non-audit services from the Corporation’s auditor as permitted by American Stock Exchange rules and SEC rules and regulations and only when the services offered by the auditor’s firm are more effective or economical than services available from other providers, and, to the extent possible, only following competitive bidding for such services.

6. Hiring Guidelines for Independent Auditor Employees. The Audit Committee has adopted the following practices regarding the hiring by the Corporation of any new partner, director, manager, staff, advising member of the department of professional practice, reviewing actuary, reviewing tax professional and any other persons having responsibility for providing audit assurance to the Corporation’s independent auditor on any aspect of their certification of the Corporation’s financial statements. “Audit assurance” includes all work that results in the expression of an opinion on financial statements, including audits of statutory accounts.

(a) No member of the audit team that is auditing the Corporation or a Corporation business can be hired into either entity or into a position to which that business reports for a period of 2 years following association with that audit.

(b) No former employee of the independent auditor may sign the Corporation’s or an affiliate’s SEC filing for 5 years following employment with the independent auditor.

(c) No former employee of the independent auditor may be named a Corporation or major affiliate officer for 3 years following employment by the independent auditor.

(d) The Corporation’s CFO must approve all executive-level and higher hires from the independent auditor.

(e) The Corporation’s CFO shall report annually to the Audit Committee the profile of the preceding year’s hires from the independent auditor.

7. Process for Handling Complaints About Accounting Matters. As part of the Board of Directors’ procedure for receiving and handling complaints or concerns about the Corporation’s conduct, the Audit Committee has established the following procedures for: (i) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by Corporation employees of concerns regarding questionable accounting or auditing matters.

(a) To facilitate the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing standards, the Corporation may engage a consultant for security matters to establish (i) a post office box to which such complaints may be addressed. Such post office box shall not be used for any other purpose, and/or (ii) a toll-free confidential telephone hot-line for employees to call.

(b) Immediately upon management’s receipt of complaints regarding accounting, internal accounting controls or auditing matters, shall forward a copy thereof (or if received orally, a memorandum describing such communication) to the Corporation’s general counsel, who shall maintain a copy of all such communications in his or her records for a period of three years.

(c) Upon receipt of such complaints, the general counsel shall immediately forward a copy of the complaint to the Chairman of the Audit Committee and as soon thereafter as practical, management’s response to the communication.

(d) The Chairman of the Audit Committee may take such further action as he or she deems necessary to obtain further information in regard to such complaint from the person making the complaint, from management or from the Corporation’s independent auditors as he or she deems appropriate.

(e) Unless the Chairman of the Audit Committee determines that such complaint is without merit, he or she will refer such complaint to the Audit Committee at its next scheduled meeting, or sooner if he or she determines a special meeting for consideration of the complaint is appropriate.

(f) The Audit Committee shall review the complaint and in such review may discuss the complaint with management and the independent auditors and take such actions as it deems necessary, which may include: (i) determining that such complaint is without merit, (ii) asking the complainant, management or the independent auditors for additional information, (iii) responding to the complaint, (iv) directing management or the independent auditors to make changes to the Corporation’s financial statements or accounting or auditing procedures, and (v) taking such other actions as they deem necessary or appropriate.

(g) The availability of the post office box and its address, as well as the telephone number of the confidential hot-line, will be published in the Corporation’s Code of Business Conduct and Ethics.

(h) Access to such post office box shall only be by such consultant for securities matters, if any, and the Corporation’s general counsel.

(i) Anything received in such post office box shall not be opened by such consultant and shall promptly be forwarded to the Chairman of the Audit Committee.

(j) The Chairman of the Audit Committee shall inform management of the substance of such employee communication in a manner which will not reveal the identity of the employee. Thereafter, the communication will be processed as described in the paragraphs above.

(k) In effecting these procedures, the Audit Committee may obtain advice from the Corporation’s legal counsel or from counsel retained by the Audit Committee.

8. Audit Committee Memberships. The Audit Committee has determined that in view of the increasing demands and responsibilities of the Audit Committee, members of the Audit Committee should not serve on more than two additional Audit Committees of other public companies, and the Chairman of the Audit Committee should not serve on more than two other audit committees of a public company, unless the Board of Directors determines that such simultaneous service would not impair the relevant individual’s ability to effectively serve on the Audit Committee. Existing relationships exceeding these limits may continue in place provided that the full Board of Directors determines that such relationships do not impair the member’s ability to serve effectively on the Audit Committee.

9. Code of Ethics for CEO and Senior Financial Officers. Corporation’s Audit Committee shall annually acknowledge that they shall abide by the Corporation’s Code of Business Conduct and Ethics then in place, and to resolve ethically any actual or apparent conflicts of interest, and to comply with all generally accepted accounting principles, laws and regulations designed to produce full, fair accurate, timely and understandable disclosure in the Corporation’s periodic reports filed with the SEC.

10. Conflict of Interest Review. The Audit Committee will review at least once a year the independence of the Corporation’s auditors as defined by the rules, regulations and standards of the SEC and the American Stock Exchange.

11. Related Party Transactions. The Audit Committee shall be responsible for reviewing and approving all related party transactions involving the Corporation and the Corporation’s subsidiaries.

12. General Power to Investigate. The Audit Committee shall investigate any matter brought to its attention, within the scope of its duties, with the power to retain expert advice and legal counsel for this purpose if, in its judgment, that is appropriate.

13. Audit Partner Rotation. The Audit Committee shall ensure that the lead audit partners assigned by the Corporation’s independent auditor to the Corporation, and to each of its subsidiaries that have securities registered with the SEC, as well as the audit partner responsible for reviewing the Corporation’s audit shall be changed at least every five years.

14. Share Owner Ratification of Independent Auditor. Although the Audit Committee has the sole authority to appoint, direct and monitor the independent auditor, the Audit Committee will continue its longstanding practice of recommending that the Board of Directors ask the shareholders, at their annual meeting, to approve the Audit Committee’s selection of the independent auditor.

15. Reports and Procedures. The Audit Committee shall keep a written record of its proceedings. In advance of every regular meeting, the Chairman of the Audit Committee, with the assistance of the Secretary of the Corporation, shall prepare and distribute to the Audit Committee members and others as deemed appropriate by the Chairman, an agenda of matters to be addressed at the meeting. The Audit Committee may require officers and employees of the Corporation to produce such information and reports, including reports to be provided annually or on other regular bases, as the Audit Committee may deem appropriate. The Chairman of the Audit Committee shall report to the Board of Directors at each meeting of the Board of Directors on the Audit Committee’s activities since the last Board of Directors meeting.

16. Disclosure of Corporate Governance Key Practices. These Key Practices will be made available on the Corporation’s website at www.danielsonholding.com.

APPENDIX B

DANIELSON HOLDING CORPORATION

EQUITY AWARD PLAN FOR EMPLOYEES AND OFFICERS

B-i

B-ii

DANIELSON HOLDING CORPORATION EQUITY AWARD PLAN FOR

EMPLOYEES AND OFFICERS

      SECTION 1. Purpose; Definitions.

      The purposes of this Plan are to promote the interests of the Company (including any Subsidiaries and Affiliates) and its stockholders by using equity interests in the Company to attract, retain and motivate its management and other eligible persons and to encourage and reward their contributions to the Company’s performance and profitability.

      The following capitalized terms shall have the following respective meanings when used in this Plan:

(a) “Administrator” means the Board or any one of its Committees as shall be administering the Plan, in accordance with Section 3 of the Plan.

(b) “Affiliate” means any corporation or other entity controlled by the Company and designated by the Committee as such.

(c) “Applicable Laws” means the legal requirements relating to the administration of plans providing one or more of the types of Awards described in the Plan and the issuance of Shares thereunder pursuant to U.S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(d) “Award” means a grant of an Option, Restricted Stock, stock appreciation right or other stock-based Award under the Plan, all on a stand alone, combination or tandem basis, as described in or granted under the Plan.

(e) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award. The Award Agreement is subject to the terms and conditions of the Plan.

(f) “Board” means the Board of Directors of the Company.

(g) “Cause” shall mean, unless otherwise determined by the Committee, (i) the conviction of the Recipient for committing, or entering a plea of nolo contendere by the Recipient with respect to, a felony under federal or state law or a crime involving moral turpitude; (ii) the commission of an act of personal dishonesty or fraud involving personal profit in connection with the Recipient’s employment by the Company; (iii) the willful misconduct, gross negligence or deliberate failure on the part of the Recipient to perform his or her employment duties with the Company in any material respect; or (iv) the failure to comply with Company policies or agreements with the Company, in any material respect.

(h) “Code” means the Internal Revenue Code of 1986, as amended or replaced from time to time.

(i) “Committee” means the Compensation Committee of the Board, or another committee appointed by the Board to administer the Plan, in accordance with Section 3 of the Plan.

(j) “Common Stock” means the common stock, par value $.10, of the Company.

(k) “Company” means Danielson Holding Corporation, a Delaware corporation.

(l) “Director” means a director serving on the Board of the Company who is not also an employee of the Company or any Subsidiary or Affiliate thereof; who has not been an employee of the Company during the taxable year or an officer of the Company at any time; and who has been duly elected to the Board by the stockholders of the Company or by the Board under applicable corporate law. Neither service as a Director nor payment of a director’s fee by the Company shall, without more, constitute “employment” by the Company.

(m) “Disability” means permanent and total disability as determined under procedures established by the Committee for the purposes of the Plan.

(n) “Effective Date” means the date described in Section 18(a) of the Plan.

(o) “Employee” means any common-law employee of the Company or a Subsidiary or Affiliate of the Company, including Officers employed by the Company or any Subsidiary or Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall, without more, constitute “employment” by the Company.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto, or the rules and regulations promulgated thereunder.

(q) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on the American Stock Exchange Composite Tape, its Fair Market Value shall be either the mean of the highest and lowest reported sale prices of the stock (or, if no sales were reported, the average of the closing bid and asked price) or the last reported sales price of the stock, as determined by the Committee in its discretion, on the American Stock Exchange for any given day or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on the NASDAQ Stock Market as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be either the mean between the high bid and low asked prices or the last asked price, as determined by the Committee for the Common Stock on any given day, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(iii) In the absence of an established regular public market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and, with respect to an Incentive Stock Option, in accordance with such regulations as may be issued under the Code; provided that with respect to an individual described in Section 8(a)(i)(A) hereof, this Section 1(q)(iii) shall not be available if the resulting price fails to represent the Fair Market Value of the stock on the date of grant as determined in accordance with Sections 1(q)(i) or (ii) above.

(r) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(s) “Mature Shares” means any shares held by the Recipient for a minimum period of 6 months.

(t) “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.

(u) “Officer,” unless otherwise noted herein, means a person who is an officer of the Company or a Subsidiary or Affiliate.

(v) “Option” means a stock option granted pursuant to the Plan.

(w) “Participant” means an Employee or Officer who holds an outstanding Award.

(x) “Performance Award” means an Award granted pursuant to Section 11(b) of the Plan.

(y) “Plan” means this Equity Award Plan.

(z) “Recipient” means an Employee or Officer who holds an outstanding Award.

(aa) “Restricted Stock” means shares of Common Stock acquired pursuant to an Award granted pursuant to Section 10 of the Plan.

(bb) “Retirement” means a Service Provider’s retirement from active employment with the Company or any Subsidiary or Affiliate as determined under a pension plan of the Company or any Subsidiary or Affiliate applicable to the Service Provider; or the Service Provider’s termination of employment at or after age 55 under circumstances that the Committee, in its sole discretion, deems equivalent to retirement.

(cc) “Service Provider” means an Employee or Officer. A Service Provider who is an Employee shall not cease to be a Service Provider (i) during any leave of absence approved by the Company; provided that, for purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract; or (ii) as a result of transfers between locations of the Company or between the Company and any Subsidiary or Affiliate. If reemployment upon expiration of a leave of absence approved by the Company is not guaranteed by statute or contract, then on the 91st day of such leave any Incentive Stock Option held by the Recipient shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option.

(dd) “Stock Appreciation Right” means an Award granted pursuant to Section 11(a) of the Plan.

(ee) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(ff) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

      SECTION 2. Stock Subject to the Plan.

      Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares available for grants of Awards under the Plan is 4,000,000 Shares. The maximum aggregate number of Incentive Stock Options that may be issued under the Plan is 4,000,000. The Shares subject to an Award under the Plan may be authorized but unissued, or reacquired Common Stock or treasury shares. Except as otherwise provided in Section 14 of the Plan, no Recipient may be granted Awards in any calendar year with respect to more than 300,000 Shares. In determining the number of Shares with respect to which a Recipient may be granted an Award in any calendar year, any Award which is cancelled shall count against the maximum number of Shares for which an Award may be granted to a Recipient.

      If an Award expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or other Award, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original Recipient of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

      SECTION 3. Administration of the Plan.

      (a) Administration. The Plan shall be administered by the Compensation Committee of the Board, or another Committee that may be appointed by the Board for this purpose in accordance with Applicable Laws. Such Committee shall consist of two or more members of the Board each of whom is a “disinterested person” as defined in Rule 16b-3(c)(2)(i) of the General Rules and Regulations promulgated under the Exchange Act; and all of whom, in addition, shall constitute “outside directors” for purposes of granting “performance-based compensation” awards under Treas. Reg. Sec. 1.162-27(e)(3) and Section 162(m)(4)(C) of the Code. (Such “outside directors” shall be appointed by, and may be removed by, such Board.) Committee members shall serve for such term(s) as the Board may determine, subject to removal by the Board at any time. The Committee shall act by a majority of its members, or if there are only two members of such Committee, by unanimous consent of both members. If at any time there is no Committee in office, the functions of the Committee specified in the Plan shall be carried out by the Board.

      (b) Powers of the Committee. Except for the terms and conditions explicitly set forth in the Plan, the Committee shall have exclusive authority, in its discretion, to determine the Fair Market Value of the Common Stock in accordance with Section 1(q) of the Plan and to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted an Award, the type of Award, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, including, without limitation, vesting, acceleration of vesting, exercisability, termination, substitution, cancellation, forfeiture, or repurchase of an Award and the terms of any instrument that evidences the Award. The Committee shall also have exclusive authority to interpret the Plan and its rules and regulations, and to make all other determinations deemed necessary or advisable under or for administering the Plan, subject to Section 16 of the Plan. All actions taken and determinations made by the Committee pursuant to the Plan shall be conclusive and binding on all parties involved or affected. The Committee may, by a majority of its members then in office, authorize any one or more of its members or any Officer of the Company to execute and deliver documents on behalf of the Committee, or delegate to an Officer of the Company the authority to make decisions pursuant to Section 8 of the Plan, provided that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Awards to persons subject to Section 16 of the Exchange Act.

      SECTION 4. Eligibility for Awards.

      Non-Qualified Stock Options and other Awards may be granted to Employees and Officers who are Employees. In addition, an Award may be granted to a person who is offered employment by the Company, a Subsidiary or an Affiliate, provided that such Award shall be immediately forfeited if such person does not accept such offer of employment within such time period as the Company, Subsidiary or Affiliate may establish. If otherwise eligible, an Employee or Officer who has been granted an Option or other Award may be granted additional Options or other Awards.

      SECTION 5. Limitations on Options.

      Each Option shall be designated in the written Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the Options are amended; the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Recipient during any calendar year (under all plans of the Company and any Subsidiary or Affiliate) exceeds $100,000; or other circumstances exist that would cause the Options to lose their status as Incentive Stock Options, such Options shall be treated as Non-Qualified Stock Options. For purposes of this Section 5, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted. If an Option is granted hereunder that is part Incentive Stock Option and part Non-Qualified Stock Option due to becoming first exercisable in any calendar year in excess of $100,000, the Incentive Stock Option portion of such Option shall become exercisable first in such calendar year, and the Non-Qualified Stock Option portion shall commence becoming exercisable once the $100,000 limit has been reached.

      SECTION 6. Term of Plan.

      The Plan shall become effective upon the approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.

      SECTION 7. Term of Option.

      The term of each Option shall be stated in the Award Agreement but shall be no longer than ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Recipient who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary (taking into account the attribution rules under Section 424(d) of the Code), the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

      SECTION 8. Option Exercise Price and Consideration.

      (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Committee, subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary (taking into account the attribution rules under Section 424(d) of the Code), the per Share exercise price shall be not less than 110% of the Fair Market Value per Share on the date of grant, or

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.

      (b) Waiting Period and Exercise Dates. The Committee shall have the authority, subject to the terms of the Plan, to determine any vesting restriction or limitation or waiting period with respect to any Option granted to a Recipient or the Shares acquired pursuant to the exercise of such Option.

      (c) Form of Consideration. The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Committee shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i) cash (in the form of a certified or bank check or such other instrument as the Company may accept);

(ii) other Mature Shares owned on the date of exercise of the Option by the Recipient (and, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an Award hereunder) based on the Fair Market Value of the Common Stock on the date the Option is exercised; provided, however, that in the case of an Incentive Stock Option, the right to make a payment in the form of already owned Shares may be authorized only at the time the Option is granted; and provided that if payment is made in the form of Restricted Stock, the number of equivalent shares of Common Stock to be received shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Committee;

(iii) any combination of (i) and (ii) above;

(iv) at the discretion of the Committee, by delivery of a properly executed exercise notice together with such other documentation as the Committee and a qualified broker, if applicable, shall require to effect an exercise of the Option, and delivery to the Company of the sale or loan proceeds required to pay the exercise price, subject, however, to Section 18(f) of the Plan; or

(v) such other consideration and method of payment for the issuance of Shares to the extent permitted by the Committee and Applicable Laws.

      SECTION 9. Exercise of Option.

      (a) Procedure for Exercise; Rights as a Stockholder. Except as otherwise authorized by the Committee, any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. The Committee may at any time, in whole or in part, accelerate the exercisability of any Option.

      An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Committee in accordance with Section 8(c) of the Plan and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Recipient. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to such Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

      Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

      (b) Termination of Relationship as Employee or Officer. Except as otherwise authorized by the Committee, if a Recipient ceases to be a Service Provider, other than for Cause or upon the Recipient’s death, Disability or Retirement, the Recipient, subject to the restrictions of this Section 9(b), may exercise his or her Option within the time specified in this Section 9(b) to the extent that the Option is vested on the date of termination, including any acceleration of vesting granted by the Committee, and has not yet expired as set forth in the Award Agreement. Unless otherwise determined by the Committee, such Option may be exercised as follows: (i) if the Option is a Non-Qualified Stock Option, it shall remain exercisable for the lesser of the remaining term of the Option or twelve (12) months from the date of such termination of the relationship as a Service Provider; or (ii) if the Option is an Incentive Stock Option, it shall remain exercisable for the lesser of the term of the Option or three (3) months following the Recipient’s termination of his relationship as a Service Provider; provided, however, that if the Recipient dies within such three-month period, any unexercised Option held by such Recipient shall notwithstanding the expiration of such three-month period continue to be exercisable (to the extent to which it was exercisable at the time of death) for the lesser of a period of twelve (12) months from the date of such death; the expiration of the stated term of such Option; or the exercise period that applies for purposes of Section 422 of the Code. If, on the date of termination, the Recipient is not vested as to his or her entire Option and the Committee has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall revert to the Plan. If a Recipient ceases to be a Service Provider for Cause, the Option shall immediately terminate, and the Shares covered by such Option shall revert to the Plan. If, after termination, the Recipient does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      Notwithstanding the above, in the event of a Recipient’s change in status from Employee to non-Employee Officer or Director, the Recipient shall not automatically be treated as if the Recipient terminated his relationship as a Service Provider, nor shall the Recipient be treated as ceasing to provide services to the Company solely as a result of such change in status. In the event a Recipient’s status changes from Employee to non-Employee Officer or Director, an Incentive Stock Option held by the Recipient shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option three months and one day following such change of status.

      (c) Disability of Recipient. Except as otherwise authorized by the Committee, if, as a result of the Recipient’s Disability, a Recipient ceases to be a Service Provider, the Recipient may exercise his or her Option subject to the restrictions of this Section 9(c) and within the period of time specified herein to the extent the Option is vested on the date of termination, including any acceleration of vesting granted by the Committee, and has not yet expired as set forth in the Award Agreement. Unless otherwise determined by the Committee or specified in the Award Agreement, such Option shall be exercisable for the lesser of the remaining period of time specified in the Award Agreement or twelve (12) months from the date of such termination. If, on the date of termination, the Recipient is not vested as to his or her entire Option and the

Committee has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Recipient does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods applicable under Section 422 of the Code, such Option will thereafter be treated as a Non-Qualified Stock Option.

      (d) Death of Recipient. Except as otherwise authorized by the Committee, if a Recipient dies while an Employee, the Option may be exercised subject to the restrictions of this Section 9(d) and within such period of time as is specified in the Award Agreement (but in no event later than the earlier of twelve (12) months from the date of such death or the expiration of the term of such Option as set forth in the Award Agreement), but only to the extent that the Option is vested on the date of death, including any acceleration of vesting granted by the Committee, and has not yet expired as set forth in the Award Agreement. If, at the time of death, the Recipient is not vested as to his or her entire Option and the Committee has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Recipient’s estate or, if none, by the person(s) entitled to exercise the Option under the Recipient’s will or the applicable laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. In the event of termination of employment by reason of death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Option will thereafter be treated as a Non-Qualified Stock Option.

      (e) Retirement of Recipient.

(i) Non-Qualified Stock Options. Except as otherwise authorized by the Committee, if, as a result of the Recipient’s Retirement, a Recipient ceases to be a Service Provider, the Recipient may, subject to the restrictions of this Section 9(e), exercise his or her Non-Qualified Stock Option within the time specified herein to the extent the Option is vested on the date of termination, including any acceleration of vesting granted by the Committee, and has not yet expired as set forth in the Award Agreement. Unless otherwise determined by the Committee, such Option may be exercised for the lesser of the remaining period of time specified in the Award Agreement or three (3) years following the Recipient’s Retirement. Notwithstanding the foregoing, if the Recipient dies within such three (3)-year (or shorter) period, any unexercised Non-Qualified Stock Option held by such Recipient shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of death or the expiration of the stated term of such Option, whichever period is shorter.

(ii) Incentive Stock Options. If the Recipient holds an Incentive Stock Option and ceases to be a Service Provider by reason of his or her Retirement, such Incentive Stock Option may continue to be exercisable by the Recipient to the extent to which it was exercisable at the time of Retirement for a period of three (3) months from the date of Retirement or the expiration of the stated term of such Option, whichever period is the shorter. Notwithstanding the foregoing, if the Recipient dies within such three-month period, any unexercised Incentive Stock Option held by such Recipient shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of such death; the expiration of the stated term of such Option; or the exercise period that applies for purposes of Section 422 of the Code, whichever period is the shorter.

If, on the date of termination due to Retirement, the Recipient is not vested as to his or her entire Option and the Committee has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination due to Retirement, the Option is not exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (f) Cash out Provisions. On receipt of written notice of exercise, the Committee may elect, but shall not be required to, to cash out all or any part of the shares of Common Stock for which an Option is being exercised by paying the Recipient an amount, in cash, equal to the excess of the Fair Market Value of the Common Stock over the option price times the number of shares of Common Stock for which an Option is being exercised on the effective date of such cash out. Cash outs pursuant to this Section 9(f) relating to Options held by Recipients who are actually or potentially subject to Section 16(b) of the Exchange Act shall comply with the provisions of Section 16 of the Exchange Act and the rules promulgated thereunder, to the extent applicable.

      SECTION 10. Restricted Stock.

      (a) Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the individuals to whom it will award Restricted Stock under the Plan, and it shall advise the Recipient in writing, by means of an Award Agreement, of the terms, conditions and restrictions related to the Award, including the number of Shares to be awarded to the Recipient, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in this Section 10. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance goals of the Recipient or of the Company, Subsidiary or Affiliate for or within which the Recipient is primarily employed, or upon such other factors as the Committee shall determine. The provisions of an Award need not be the same with respect to each Recipient. The terms of the Award of Restricted Stock shall comply in all respects with Applicable Law and the terms of the Plan.

      (b) Awards and Certificates. Each Award shall be confirmed by, and subject to the terms of, an Award Agreement. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. The Committee may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Recipient shall have delivered to the Company a stock power, endorsed in blank, relating to the Common Stock covered by such Award. Any certificate issued with respect to Shares of Restricted Stock shall be registered in the name of such Recipient and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of Stock represented hereby are subject to the terms and conditions (including forfeiture) of the Danielson Holding Corporation Equity Award Plan for Employees and Officers and an Award Agreement. Copies of such Plan and Award Agreement are on file at the office of the Secretary of Danielson Holding Corporation.”

If and when the Restriction Period (hereinafter defined) expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the Recipient may request that unlegended certificates for such Shares be delivered to the Recipient.

      (c) Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

(i) Restriction Period. Subject to the provisions of the Plan and the terms of the Award Agreement, during a period set by the Committee, commencing with the date of such Award (the “Restriction Period”), the Recipient shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Shares of Restricted Stock (the “Restrictions”). The Committee may provide for the lapse of such Restrictions in installments or otherwise and may accelerate or waive such Restrictions, in whole or in part, in each case based on period of service, performance of the Recipient or of the Company, Subsidiary or Affiliate, division or department for which the Recipient is employed or such other factors or criteria as the Committee may determine. Notwithstanding the foregoing, if the Recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee, be sold or otherwise disposed of within six (6) months following the date of grant. The Committee may, in its discretion, impose a limit on the number of Shares that a Recipient may receive in any twelve (12)-month period in an Award of Restricted Stock.

(ii) Rights. Except as provided in Section 10(c) of the Plan, the applicable Award Agreement and Applicable Law, the Recipient shall have, with respect to the Shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Award Agreement, including, if so provided in the Award Agreement, the right to vote the Shares and the right to receive any cash dividends. Unless otherwise determined by the Committee in the applicable Award Agreement and subject to Section 18(e) of the Plan, for the Restriction Period, (A) cash dividends on the Shares of Common Stock that are the subject of the Award Agreement shall be automatically deferred and reinvested in additional Restricted Stock and (B) dividends payable in Common Stock shall be paid in the form of Restricted Stock. If there is a pro rata distribution of warrants or other rights to acquire shares of Common Stock, then the Recipient shall have the right to participate in or receive such warrants or other rights, provided, however, that any shares of Common Stock acquired pursuant to the exercise of such warrants or other rights shall be subject to the same vesting requirements and restrictions as the underlying Common Stock.

(iii) Termination of Service Provider Relationship. Except to the extent otherwise provided in the applicable Award Agreement or the Plan, if a Recipient ceases to be a Service Provider for any reason during the Restriction Period, all Shares still subject to restriction shall be forfeited by the Recipient. Without limiting the foregoing, an Award Agreement may, at the Committee’s discretion, allow for vesting to continue after termination of employment with the Company, provided the Recipient remains an Employee of any Subsidiary or Affiliate of the Company.

      (d) Other Provisions. The Award Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion, including, without limitation, provisions relating to tax matters including wage withholding requirements; prohibitions on elections by the Recipient under Section 83(b) of the Code; and “gross-up” payments to Recipients to satisfy tax liabilities. In addition, the terms of the Award Agreements for Restricted Stock need not be the same with respect to each Recipient.

      SECTION 11. Deferral of Stock Award.

      (a) The Committee may, in its sole discretion, authorize an Employee or Officer to elect to defer the ownership of the Shares of Common Stock otherwise issuable pursuant to Section 10. Any such election shall be made in writing in the form prescribed by the Committee, and shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion. In no event, however, shall any deferral be permitted to the extent prohibited by Applicable Laws.

      (b) An election to defer pursuant to (a) above with respect to Shares of Restricted Stock issuable in a calendar year must be made on or prior to December 31st of the year that precedes the year in which such Restricted Stock would otherwise be issued. Notwithstanding the foregoing, an Employee or Officer may make an election to defer pursuant to this Section 11 no later than 30 days after the Effective Date, for the year in which the Employees Plan is first effective, or, if later, within 30 days after the date the Employee or Officer first becomes eligible to participate.

      (c) At the time of the deferral election described in this Section 11, the Employee or Officer may select the date for the issuance or receipt of the deferred Shares. If the Employee or Officer does not select a date for the issuance of deferred Shares, the deferred Shares will be issued upon termination of his or her service as an Employee or Officer.

      SECTION 12. Other Awards.

      The Committee, in its sole discretion, but subject to the terms of the Plan, may grant the following types of Awards (in addition to or in combination with the Awards of Options and Restricted Stock described above) under this Plan on a stand alone, combination or tandem basis:

(a) Stock Appreciation Right. The Committee may grant a right to receive the excess of the Fair Market Value of a Share on the date the stock appreciation right is exercised over the Fair Market Value of a Share on the date the stock appreciation right was granted (the “Spread”). The Spread with respect to a stock appreciation right may be payable in cash, Shares with a total Fair Market Value equal to the Spread or a combination of these two. With respect to stock appreciation rights that are subject to Section 16 of the Exchange Act, however, the Committee shall retain sole discretion (i) to determine the form in which payment of the stock appreciation right will be made (cash, Shares or any combination thereof) or (ii) to approve an election by a Recipient to receive cash in full or partial settlement of stock appreciation rights. Each Award Agreement for stock appreciation rights shall provide that stock appreciation rights under the Plan may not be exercised earlier than six (6) months from the date of grant. The terms of the Award Agreements granting stock appreciation rights need not be the same with respect to each Recipient. A stock appreciation right shall be subject to adjustment as provided in Section 14 of the Plan.

(b) Performance Award. The Committee may grant a Performance Award based on the performance of the Recipient over a specified performance period. A Performance Award may be awarded to an Employee contingent upon future performance of the Company or any Affiliate, Subsidiary, division or department thereof in which such Employee is employed, if applicable, during the performance period. The Committee shall establish the performance measures applicable to such performance prior to the beginning of the performance period, but subject to such later revisions as the Committee may deem appropriate to reflect significant, unforeseen events or changes. The Performance Award may consist of a right to receive Shares (or cash in an amount equal to the Fair Market Value thereof) or the right to receive an amount equal to the appreciation, if any, in the Fair Market Value of Shares over a specified period. Each Performance Award shall have a maximum value established by the Committee at the time such Award is made. In determining the value of Performance Awards, the Committee shall take into account the Recipient’s responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate. Payment of a Performance Award may be made following the end of the performance period in cash, Shares (based on the Fair Market Value on the payment date) or a combination thereof, as determined by the Committee, and in a lump sum or installments as determined by the Committee. Except as otherwise provided in an Award Agreement or as determined by the Committee, a Performance Award shall terminate if the Recipient does not remain continuously in the employ of the Company at all times during the applicable performance period. The terms of the Award Agreements granting a Performance Award need not be the same with respect to each Recipient.

(c) Other Stock-Based Awards. The Committee may, in its discretion, grant other Share-based Awards which are related to or serve a similar function to those Awards set forth in this Section 12.

      SECTION 13. Non-Transferability of Awards.

      Unless otherwise specified by the Committee in the Award Agreement, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by (i) will or by the laws of descent or distribution or (ii) pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder). Options and other Awards may be exercised, during the lifetime of the Participant, only by the Participant or by the guardian or legal representative of the Participant or by an alternate payee pursuant to a qualified domestic relations order. If the Committee makes an Award transferable, such Award shall contain such additional terms and conditions as the Committee deems appropriate. Any attempt to assign, pledge or otherwise transfer any Award or of any right or privileges conferred thereby, contrary to the Plan, or the sale or levy or similar process upon the rights and privileges conferred hereby, shall be void.

      SECTION 14. Adjustments Upon Changes in Capitalization.

      Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that (a) conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration;” and (b) no adjustment shall be made below par value and no fractional shares of Common Stock shall be issued. Such adjustment shall be made by the Board in its sole discretion, whose determination in that respect shall be final, binding and conclusive. In the event of an extraordinary cash dividend, the Committee may, in its sole discretion, equitably adjust the aggregate number of Shares available under the Plan, as well as the exercise price, number of Shares and other appropriate terms of any outstanding Award in order to preserve the intended benefits of the Plan. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

      SECTION 15. Date of Grant.

      The date of grant of an Award shall be, for all purposes, the date on which the Committee makes the determination granting such Award, or such other later date as is determined by the Committee. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

      SECTION 16. Term; Amendment and Termination of the Plan.

      (a) Amendment and Termination. Subject to this Section 16 and Section 18(f), the Board may at any time amend, alter, suspend or terminate the Plan, including without limitation to provide for the transferability of any or all Options to comply with or take advantage of rules governing registration of shares. Subject to Section 18(f) and the other terms of the Plan, the Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Recipient without the Recipient’s consent.

      (b) Stockholder Approval. The Company shall obtain stockholder approval of any material Plan amendment and any amendment to the extent necessary and desirable to comply with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Law, rule or regulation.

      (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Recipient, unless mutually agreed otherwise between the Recipient and the Committee, which agreement must be in writing and signed by the Recipient and the Company.

      SECTION 17. Conditions Upon Issuance of Shares.

      (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may cause a legend or legends to be placed on any certificates for Shares or other securities delivered under the Plan as it may deem appropriate to make reference to such legal rules and restrictions, or to impose any restrictions on transfer.

      (b) Withholding Obligations. No later than the date as of which an amount first becomes includible in the gross income of the Recipient for federal income tax purposes with respect to any Award under the Plan, the Recipient shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with vested Common Stock, including vested Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Recipient. The Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settlement of withholding obligations with vested Common Stock.

      (c) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      (d) Grants Exceeding Allotted Shares. If the Stock covered by an Award exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Shares, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Applicable Law and Section 16(b) of the Plan.

      SECTION 18. General Provisions.

      (a) Term of Plan. This Plan shall become effective upon its approval by the stockholders of the Company (“Effective Date”), subject to the approval of the Company’s stockholders on or before the first anniversary of the date of its adoption by the Board. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws and the rules of any stock exchange upon which the Common Stock is listed. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.

      (b) No Contract of Employment. Neither the Plan nor any Award hereunder shall confer upon any individual any right with respect to continuing such individual’s employment relationship with the Company, nor shall they interfere in any way with such individual’s right or the Company’s right to terminate such employment relationship at any time, with or without cause.

      (c) Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      (d) Governing Law. The Plan and all Awards made and actions thereunder shall be governed by and construed in accordance with the laws of the state of Delaware.

      (e) Dividends. The reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall be permissible only if sufficient shares of Common Stock are available under the Plan for such reinvestment (taking into account then outstanding Options and other Awards).

      (f) Prohibition on Loans to Participants. The Company shall not lend funds to any Participant for the purpose of paying the exercise or base price associated with any Award or for the purpose of paying any taxes associated with the exercise or vesting of an Award.

      (g) Performance-Based Compensation. The Committee may designate any Award as “performance-based compensation” for purposes of Section 162(m) of the Code. Any Awards designated as “performance-based compensation” shall be conditioned on the achievement of one or more performance measures, and the measurement may be stated in absolute terms or relative to comparable companies.

      (h) Unfunded Status of Plan. It is intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payment; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

      (i) Liability of Committee Members. Except as provided under Applicable Law, no member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any Award under it. Neither the Company, the Board of Directors nor the Committee, nor any Subsidiary or Affiliate, nor any directors, officers or employees thereof, shall be liable to any Participant or other person if it is determined for any reason by the Internal Revenue Service or any court that an Incentive Stock Option granted hereunder does not qualify for tax treatment as an “incentive stock option” under Section 422 of the Code.

APPENDIX C

DANIELSON HOLDING CORPORATION

EQUITY AWARD PLAN FOR DIRECTORS

C-i

C-ii

DANIELSON HOLDING CORPORATION

EQUITY AWARD PLAN FOR DIRECTORS

      SECTION 1. Purpose; Definitions.

      The purposes of this Plan are to promote the interests of the Company (including any Subsidiaries and Affiliates) and its stockholders by using equity interests in the Company to attract, retain and motivate its non-employee directors and to encourage and reward their contributions to the Company’s performance and profitability.

      The following capitalized terms shall have the following respective meanings when used in this Plan:

(a) “Administrator” means the Board or any one of its Committees as shall be administering the Plan, in accordance with Section 3 of the Plan.

(b) “Affiliate” means any corporation or other entity controlled by the Company and designated by the Committee as such.

(c) “Applicable Laws” means the legal requirements relating to the administration of plans providing one or more of the types of Awards described in the Plan and the issuance of Shares thereunder pursuant to U.S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(d) “Award” means a grant of an Option, Restricted Stock, stock appreciation right or other stock-based Award under the Plan, all on a stand alone, combination or tandem basis, as described in or granted under the Plan.

(e) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award. The Award Agreement is subject to the terms and conditions of the Plan.

(f) “Board” means the Board of Directors of the Company.

(g) “Cause” shall mean, unless otherwise determined by the Committee, (i) the conviction of the Recipient for committing, or the entering of a plea of nolo contendere by the Recipient with respect to, a felony under federal or state law or crime involving moral turpitude; (ii) dishonesty in the course of fulfilling the Recipient’s director duties; or (iii) willful misconduct or the deliberate failure on the part of the Recipient to perform his or her director duties in any material respect.

(h) “Code” means the Internal Revenue Code of 1986, as amended or replaced from time to time.

(i) “Committee” means the Compensation Committee of the Board, or another committee appointed by the Board to administer the Plan, in accordance with Section 3 of the Plan.

(j) “Common Stock” means the common stock, par value $0.10, of the Company.

(k) “Company” means Danielson Holding Corporation, a Delaware corporation.

(l) “Director” means a director serving on the Board of the Company who is not also an Employee of the Company or any Subsidiary or Affiliate thereof and who has been duly elected to the Board by the stockholders of the Company or by the Board under applicable corporate law. Neither service as a Director nor payment of a director’s fee by the Company shall, without more, constitute “employment” by the Company.

(m) “Disability” means permanent and total disability as determined under procedures established by the Committee for the purposes of the Plan.

(n) “Effective Date” means the date described in Section 19(a) of the Plan.

(o) “Employee” means any person, including an officer, employed by the Company or any Subsidiary or Affiliate of the Company; provided, however, that a person serving solely as an interim officer of the Company or any Subsidiary or Affiliate of the Company shall not be deemed an Employee for the purposes of the Plan. Neither service as a Director nor payment of a director’s fee by the Company shall, without more, constitute “employment” by the Company.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto, or the rules and regulations promulgated thereunder.

(q) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on the American Stock Exchange Composite Tape, its Fair Market Value shall be either the mean of the highest and lowest reported sale prices of the stock (or, if no sales were reported, the average of the closing bid and asked price) or the last reported sale price of the stock, as determined by the Committee in its discretion, on the American Stock Exchange for any given day or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on the NASDAQ Stock Market, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be either the mean between the high bid and low asked prices or the last asked price, as determined by the Committee for the Common Stock on any given day, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(iii) In the absence of an established regular public market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

(r) “Mature Shares” means any shares held by the Recipient for a minimum period of six (6) months.

(s) “Non-Qualified Stock Option” means any Option that is not an incentive stock option (i.e., an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder).

(t) “Option” means a stock option granted pursuant to the Plan.

(u) “Plan” means this Equity Award Plan for Directors.

(v) “Recipient” means a Director or former Director, if applicable, who holds an outstanding Award.

(w) “Restricted Stock” means shares of Common Stock acquired pursuant to an Award granted pursuant to Section 11 of the Plan.

(x) “Stock Appreciation Right” means an Award granted pursuant to Section 13(a) of the Plan.

(y) “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

(z) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

      SECTION 2. Stock Subject to the Plan.

      Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares available for grants of Awards under the Plan is 400,000 Shares. The Shares subject to an Award under the Plan may be authorized but unissued, or reacquired Common Stock or treasury shares. In determining the number of Shares with respect to which a Recipient may be granted an Award in any calendar year, any Award which is cancelled shall count against the maximum number of Shares for which an Award may be granted to a Recipient.

      If an Award expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the

Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or other Award, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original Recipient of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

      SECTION 3. Administration of the Plan.

      (a) Administration. The Plan shall be administered by the Compensation Committee of the Board or another Committee that may be appointed by the Board for this purpose in accordance with Applicable Laws. Such Committee shall consist of two or more members of the Board each of whom is a “disinterested person,” as defined in Rule 16b-3(c)(2)(i) of the General Rules and Regulations promulgated under the Exchange Act. Committee members shall serve for such term(s) as the Board may determine, subject to removal by the Board at any time. The Committee shall act by a majority of its members, or, if there are only two members of such Committee, by unanimous consent of both members. If at any time there is no Committee in office, the functions of the Committee specified in the Plan shall be carried out by the Board.

      (b) Powers of the Committee. Except for the terms and conditions explicitly set forth in the Plan, the Committee shall have exclusive authority, in its discretion, to determine the Fair Market Value of the Common Stock in accordance with Section 1(q) of the Plan and to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted an Award, the type of Award, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, including, without limitation, vesting, acceleration of vesting, exercisability, termination, substitution, cancellation, forfeiture or repurchase of an Award and the terms of any instrument that evidences the Award. The Committee shall also have exclusive authority to interpret the Plan and its rules and regulations, and to make all other determinations deemed necessary or advisable under or for administering the Plan, subject to Section 17 of the Plan. All actions taken and determinations made by the Committee pursuant to the Plan shall be conclusive and binding on all parties involved or affected. The Committee may, by a majority of its members, authorize any one or more of its members or any Officer of the Company to execute and deliver documents on behalf of the Committee. No Director who is a member of the Committee shall participate in any action of the Committee with respect to any claim or dispute involving such Director.

      SECTION 4. Eligibility for Awards.

      Directors shall be eligible for Awards under the Plan in accordance with the terms of the Plan.

      SECTION 5. Term of Plan.

      The Plan shall become effective upon the approval by the stockholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 17 of the Plan.

      SECTION 6. Limitations on Options.

      Each Option shall be designated in the written Award Agreement for an individual Director as a Non-Qualified Stock Option. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

      SECTION 7. Director Stock Options.

      (a) Option Awards. The Committee in its sole discretion, but subject to the terms of the Plan, may grant Options under this Plan either alone, in combination or in tandem with any other Awards under this Plan.

      (b) Eligibility. An Option described under Section 7(a) of the Plan shall be granted hereunder only if, as of each date of grant (or, in the case of any initial grant, from and after the effective date of the Plan), the Director (i) is not otherwise an Employee of the Company or any Subsidiary or Affiliate, and (ii) has served on the Board continuously since the commencement of his or her term.

      SECTION 8. Term of Option.

      The term of each Option shall be stated in the Award Agreement but shall be no later than ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. An Option may not be exercised until six months after the date the Option is granted.

      SECTION 9. Option Exercise Price and Consideration.

      (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Committee, but shall be not less than 100% of the Fair Market Value per Share on the effective date of grant.

      (b) Waiting Period and Exercise Dates. The Committee shall have the authority, subject to the terms of the Plan, to determine any vesting restriction or limitation or waiting period with respect to any Option granted to a Recipient or the Shares acquired pursuant to the exercise of such Option.

      (c) Form of Consideration. The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

(i) cash (in the form of a certified or bank check or such other instrument as the Company may accept);

(ii) other Mature Shares owned by the Recipient on the date of exercise of the Option (and Restricted Stock subject to an Award hereunder) based on the Fair Market Value of the Common Stock on the date the Option is exercised; provided, however, that if payment is made in the form of Restricted Stock, the number of equivalent shares of Common Stock to be received shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Committee;

(iii) any combination of (i) and (ii) above;

(iv) at the discretion of the Committee, by delivery of a properly executed exercise notice together with such other documentation as the Committee and a qualified broker, if applicable, shall require to effect an exercise of the Option, and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

(v) such other consideration and method of payment for the issuance of Shares to the extent permitted by the Committee and Applicable Laws.

      SECTION 10.     Exercise of Option.

      (a) Procedure for Exercise; Rights as a Stockholder. Except as otherwise authorized by the Committee, any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. The Committee may at any time, in whole or in part, accelerate the exercisability of any Option.

      An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Committee in accordance with Section 9(c) of the Plan and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Recipient. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to such Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 15 of the Plan.

      Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

      (b) Termination of Relationship as Director. Except as otherwise authorized by the Committee, if a Recipient ceases to be a Director, other than for Cause, the Recipient, subject to the restrictions of this Section 10(b) and to the extent that the Option is vested on the date of termination of service as a Director, including any acceleration of vesting granted by the Committee, may exercise his or her Option for the lesser of the remaining term of the Option or three (3) years from the date of such termination of the service as a Director. If, on the date of termination, the Recipient is not vested as to his or her entire Option and the Committee has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, on the date of termination, the Recipient is not vested as to his or her entire Option and the Committee has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall revert to the Plan. If a Recipient ceases to be a Director for Cause, the Option shall immediately terminate, and the Shares covered by such Option shall revert to the Plan. If, after termination, the Recipient does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (c) Death of Recipient. If a Recipient dies while a Director, the Option may be exercised subject to the restrictions of this Section 10(c) and within such period of time as is specified in the Award Agreement (but in no event later than the earlier of three (3) years or the expiration of the term of such Option as set forth in the Award Agreement), but only to the extent that the Option is vested on the date of death, including any acceleration of vesting granted by the Committee, and has not yet expired as set forth in the Award Agreement. If, at the time of death, the Recipient is not vested as to his or her entire Option and the Committee has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Recipient’s estate or, if none, by the person(s) entitled to exercise the Option under the Recipient’s will or the applicable laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan

      (d) Cash out Provisions. On receipt of written notice of exercise, the Committee may elect to, but shall not be required to, cash out all or any part of the shares of Common Stock for which an Option is being exercised by paying the Recipient an amount, in cash, equal to the excess of the Fair Market Value of the Common Stock over the option price times the number of shares of Common Stock for which an Option is being exercised on the effective date of such cash out. Cash outs pursuant to this Section 10(c) shall comply with the provisions of Section 16 of the Exchange Act and the rules promulgated thereunder, to the extent applicable.

      SECTION 11.     Restricted Stock.

      (a) Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the individuals to whom it will award Restricted Stock under the Plan, and it shall advise the Recipient in writing, by means of an Award Agreement, of the terms, conditions and restrictions related to the Award, including the number of Shares to be awarded to the Recipient, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in this Section 11. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance goals of the Company, or upon such other factors as the Committee shall determine. The provisions of an Award need not be the same with respect to each Recipient. The terms of the Award of Restricted Stock shall comply in all respects with Applicable Laws and the terms of the Plan.

      (b) Awards and Certificates. Each Award shall be confirmed by, and subject to the terms of, an Award Agreement. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. The Committee may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Recipient shall have delivered to the Company a stock power, endorsed in blank, relating to the Common Stock covered by such Award. Any certificate issued with respect to Shares of Restricted Stock shall be registered in the name of such Recipient and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of Stock represented hereby are subject to the terms and conditions (including forfeiture) of the Danielson Holding Corporation Equity Award Plan for Directors and an Award Agreement. Copies of such Plan and Award Agreement are on file at the office of the Secretary of Danielson Holding Corporation.”

If and when the Restriction Period (hereinafter defined) expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the Recipient may request that unlegended certificates for such Shares shall be delivered to the Recipient.

      (c) Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

(i) Restriction Period. Subject to the provisions of the Plan and the terms of the Award Agreement, during a period set by the Committee, commencing with the date of such Award (the “Restriction Period”), the Recipient shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Shares of Restricted Stock (the “Restrictions”). The Committee may provide for the lapse of such Restrictions in installments or otherwise and may accelerate or waive such Restrictions, in whole or in part, in each case based on period of service, performance of the Company or such other factors or criteria as the Committee may determine. Notwithstanding the foregoing, if the Recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee, be sold or otherwise disposed of within six (6) months following the date of grant. The Committee may, in its discretion, impose a limit on the number of Shares that a Recipient may receive in any twelve (12)-month period in an Award of Restricted Stock.

(ii) Rights. Except as provided in Section 11(c) of the Plan, the Award Agreement and Applicable Law, the Recipient shall have, with respect to the Shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Award Agreement, including, if so provided in the Award Agreement, the right to vote the Shares and the right to receive any cash dividends. Unless otherwise determined by the Committee in the applicable Award Agreement and subject to Section 19(d) of the Plan, for the Restriction Period, (A) cash dividends on the Shares of Common Stock that are the subject of the Award Agreement shall be automatically deferred and reinvested in additional Restricted Stock and (B) dividends payable in Common Stock shall be paid in the form of Restricted Stock. If there is a pro rata distribution of warrants or other rights to acquire shares of Common Stock, then the Recipient shall have the right to participate in or receive such warrants or other rights, provided, however, that any shares of Common Stock acquired pursuant to the exercise of such warrants or other rights shall be subject to the same vesting requirements and restrictions as the underlying Common Stock.

(iii) Termination of Service as a Director. Except to the extent otherwise provided in the applicable Award Agreement or the Plan, if a Recipient ceases to be a Director for any reason during the Restriction Period, all Shares still subject to restriction shall be forfeited by the Recipient.

      (d) Other Provisions. The Award Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion, including, without limitation, provisions relating to tax matters; prohibitions on elections by the Recipient under

Section 83(b) of the Code. In addition, the terms of the Award Agreements for Restricted Stock need not be the same with respect to each Recipient.

      SECTION 12. Deferral of Stock Award.

      (a) The Committee may, in its sole discretion, authorize a Director to elect to defer the ownership of the Shares of Common Stock otherwise issuable pursuant to Section 11. Any such election shall be made in writing in the form prescribed by the Committee, and shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion. In no event, however, shall any deferral be permitted to the extent prohibited by Applicable Laws.

      (b) An election to defer pursuant to (a) above with respect to Shares of Restricted Stock issuable in a calendar year must be made on or prior to December 31st of the year that precedes the year in which such Restricted Stock would otherwise be issued. Notwithstanding the foregoing, a Director may make an election to defer pursuant to this Section 12 no later than 30 days after the Effective Date, for the year in which the Directors Plan is first effective, or, if later, within 30 days after the date the Director first becomes eligible to participate.

      (c) At the time of deferral, a Director may select the date for the issuance or receipt of the deferred Shares. If a Director does not select a date for the issuance of deferred Shares, the deferred Shares will be issued upon termination of his or her service as a Director.

      SECTION 13. Other Awards.

      The Committee, in its sole discretion, but subject to the terms of the Plan, may grant the following types of Awards (in addition to or in combination with the Awards of Options and Restricted Stock described above) under this Plan on a stand alone, combination or tandem basis:

(a) Stock Appreciation Right. The Committee may grant a right to receive the excess of the Fair Market Value of a Share on the date the stock appreciation right is exercised over the Fair Market Value of a Share on the date the stock appreciation right was granted (the “Spread”). The Spread with respect to a stock appreciation right may be payable in cash, Shares with a total Fair Market Value equal to the Spread or a combination of these two. With respect to stock appreciation rights that are subject to Section 16 of the Exchange Act, however, the Committee shall retain sole discretion (i) to determine the form in which payment of the stock appreciation right will be made (cash, Shares or any combination thereof) or (ii) to approve an election by a Recipient to receive cash in full or partial settlement of stock appreciation rights. Each Award Agreement for stock appreciation rights shall provide that stock appreciation rights under the Plan may not be exercised earlier than six (6) months from the date of grant and shall specify the effect of a termination of service as a Director on the exercisability of the stock appreciation rights. The terms of the Award Agreements granting stock appreciation rights need not be the same with respect to each Recipient. A stock appreciation right shall be subject to adjustment as provided in Section 15 of the Plan.

(b) Other Stock-Based Awards. The Committee may, in its discretion, grant other Share-based Awards which are related to or serve a similar function to those Awards set forth in this Section 13.

      SECTION 14. Non-Transferability of Awards.

      Unless otherwise specified by the Committee in the Award Agreement, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by (i) will or by the laws of descent or distribution or (ii) pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder). Options and other Awards may be exercised, during the lifetime of the Participant, only by the Participant or by the guardian or legal representative of the Participant or by an alternate payee pursuant to a qualified domestic relations order. If the Committee makes an Award transferable, such Award shall contain such additional terms and conditions as the Committee deems appropriate. Any attempt to assign, pledge or otherwise transfer any Award or of any right or privileges conferred thereby, contrary to the Plan, or the sale or levy or similar process upon the rights and privileges conferred hereby, shall be void.

      SECTION 15. Adjustments Upon Changes in Capitalization.

      Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that (a) conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”; (b) the dilution effect of the Shares authorized, plus the shares reserved for issuance pursuant to all other stock-related plans of the Company, shall not exceed 10%; and (c) no adjustment shall be made below par value and no fractional shares of Common Stock shall be issued. Such adjustment shall be made by the Board in its sole discretion, whose determination in that respect shall be final, binding and conclusive. In the event of an extraordinary cash dividend, the Committee may, in its sole discretion, equitably adjust the aggregate number of Shares available under the Plan, as well as the exercise price, number of Shares and other appropriate terms of any outstanding Award in order to preserve the intended benefits of the Plan. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

      SECTION 16.  Date of Grant.

      The date of grant of an Award shall be, for all purposes, the date on which the Committee makes the determination granting such Award, or such other later date as is determined by the Committee. Notice of the determination shall be provided to each Director receiving such Award within a reasonable time after the date of such grant.

      SECTION 17.  Term, Amendment and Termination of the Plan.

      (a) Amendment and Termination. Subject to this Section 17 and Section 19(e), the Board may at any time amend, alter, suspend or terminate the Plan, including without limitation to provide for the transferability of any or all Options to comply with or take advantage of rules governing registration of shares. Subject to Section 19(e) and the other terms of the Plan, the Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Recipient without the Recipient’s consent.

      (b) Stockholder Approval. The Company shall obtain stockholder approval of any material Plan amendment and any amendment to the extent necessary and desirable to comply with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by Applicable Laws, rules or regulations.

      (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Recipient, unless mutually agreed otherwise between the Recipient and the Committee, which agreement must be in writing and signed by the Recipient and the Company.

      SECTION 18. Conditions Upon Issuance of Shares.

      (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may cause a legend or legends to be placed on any certificates for Shares or other securities delivered under the Plan as it may deem appropriate to make reference to such legal rules and restrictions, or to impose any restrictions on transfer.

      (b) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      (c) Grants Exceeding Allotted Shares. If the Stock covered by an Award exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Shares, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Applicable Law and Section 17(b) of the Plan.

      SECTION 19. General Provisions.

      (a) Term of Plan. This Plan shall become effective upon its approval by the stockholders of the Company (“Effective Date”), subject to the approval of the Company’s stockholders on or before the first anniversary of the date of its adoption by the Board. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws and the rules of any stock exchange upon which the Common Stock is listed. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 17 of the Plan.

      (b) Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      (c) Governing Law. The Plan and all Awards made and actions thereunder shall be governed by and construed in accordance with the laws of the state of Delaware.

      (d) Dividends. The reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall be permissible only if sufficient shares of Common Stock are available under the Plan for such reinvestment (taking into account then outstanding Options and other Awards).

      (e) Prohibition on Loans to Participants. The Company shall not lend funds to any Director for the purpose of paying the exercise or base price associated with any Award or for the purpose of paying any taxes associated with the exercise or vesting of an Award.

      (f) Unfunded Status of Plan. It is intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payment; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

      (g) Liability of Committee Members. Except as provided under Applicable Law, no member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any Award under it.

ANNUAL MEETING OF STOCKHOLDERS OF

Danielson Holding Corporation

October 5, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

â Please detach along perforated line and mail in the envelope provided. â

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The Board of Directors recommends a vote FOR the listed nominees.

NOMINEES:
☐	FOR ALL NOMINEES	¡	David M. Barse
		¡	Ronald J. Broglio
☐	WITHHOLD AUTHORITY	¡	Peter C. B. Bynoe
	FOR ALL NOMINEES	¡	Richard L. Huber
		¡	William C. Pate
☐	FOR ALL EXCEPT	¡	Jean Smith
	(See instructions below)	¡	Joseph P. Sullivan
		¡	Clayton Yeutter

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	To approve the Equity Award Plan for Employees and Officers.	☐	☐	☐

3.	To approve the Equity Award Plan for Directors.	☐	☐	☐

4.	To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the 2004 fiscal year.	☐	☐	☐

5.	Any other matters which may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxy holder.	☐	☐	☐

YOUR VOTE IS IMPORTANT!

PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

DANIELSON HOLDING CORPORATION

The Roosevelt Hotel, 45 East Forty Fifth Street
New York, New York 10017
Proxy for Annual Meeting of Stockholders Solicited on Behalf of the Board of Directors

     The undersigned stockholder of Danielson Holding Corporation, a Delaware corporation (the “Company”), hereby appoints PHILIP G. TINKLER and DAVID S. STONE, or either of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held on October 5, 2004, at 11:00 A.M., Eastern Daylight Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the nominees for director as described in the Proxy Statement, “for” approval of the Equity Award Plan for Employees and Officers, “for” approval of the Equity Award Plan for Directors and “for” the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors and in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)